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                                                                   EXHIBIT 10.24


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                         HARTZ MOUNTAIN INDUSTRIES, INC.

                                                    Landlord,


                                       and


                       SLEEPMASTER PRODUCTS COMPANY, L.P.

                                                    Tenant



                      ------------------------------------

                                      LEASE

                      ------------------------------------



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                                    Premises:
                       2001 Lower Road Linden, New Jersey
                               240,154 Square Feet
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                                TABLE OF CONTENTS

ARTICLES                                                                    PAGE
--------                                                                    ----

1 - DEFINITIONS...............................................................2

2 - DEMISE AND TERM...........................................................5

3 - RENT......................................................................6

4 - USE OF DEMISED PREMISES...................................................7

5 - PREPARATION OF DEMISED PREMISES...........................................7

6 - TAX AND OPERATING EXPENSE PAYMENTS........................................8

7 - SECURITY..................................................................9

8 - SUBORDINATION............................................................10

9 - QUIET ENJOYMENT..........................................................12

10 - ASSIGNMENT, SUBLETTING AND MORTGAGING...................................12

11 - COMPLIANCE WITH LAWS....................................................15

12 - INSURANCE AND INDEMNITY.................................................15

13 - RULES AND REGULATIONS...................................................18

14 - ALTERATIONS AND SIGNS...................................................18

15 - LANDLORD'S AND TENANT'S PROPERTY........................................19

16 - REPAIRS AND MAINTENANCE.................................................20

17 - UTILITY CHARGES.........................................................21

18 - ACCESS, CHANGES AND NAME................................................22

19 - MECHANICS' LIENS AND OTHER LIENS........................................22

20 - NON-LIABILITY AND INDEMNIFICATION.......................................23

21 - DAMAGE OR DESTRUCTION...................................................24

22 - EMINENT DOMAIN..........................................................25

23 - SURRENDER...............................................................26

24 - CONDITIONS OF LIMITATION................................................27

25 - RE-ENTRY BY LANDLORD....................................................28
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26 - DAMAGES.................................................................29

27 - AFFIRMATIVE WAIVERS.....................................................31

28 - NO WAIVERS..............................................................32

29 - CURING TENANT'S DEFAULTS................................................32

30 - BROKER..................................................................32

31 - NOTICES.................................................................33

32 - ESTOPPEL CERTIFICATES...................................................33

33 - ARBITRATION.............................................................33

34 - MEMORANDUM OF LEASE.....................................................34

35 - MISCELLANEOUS...........................................................34



                                    EXHIBITS



Exhibit A     -  Description of Land

Exhibit B     -  Site Plan

Exhibit C     -  Work and Installation to be Performed and Furnished in Demised
                 Premises

Exhibit D     -  Rules and Regulations
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         LEASE, dated October 13, 1993, between HARTZ MOUNTAIN INDUSTRIES, INC., a New York corporation, having an office at 400 Plaza Drive, Secaucus, New
Jersey 07094-3688 ("Landlord"), and SLEEPMASTER PRODUCTS COMPANY, L.P., a Delaware limited partnership, having an office at 280 Wilson Avenue, Newark, New Jersey 07105 ("Tenant").


                             ARTICLE 1 - DEFINITIONS

         1.01. As used in this Lease (including in all Exhibits and any Riders attached hereto, all of which shall be deemed to be part of this Lease) the following words and phrases shall have the meanings indicated:

         A. Advance Rent: 60,038.50

         B. Additional Charges: All amounts that become payable by Tenant to Landlord hereunder other than the Fixed Rent.

         C. Architect: Kenneth Carl Bonte, or as Landlord may designate.

         D. Broker: Sholom & Zuckerbrot

         E. Building: The building or buildings located on the Land and known as 2001 Lower Road, Linden, New Jersey 07036.

         F. Business Days: All days except Saturdays, Sundays, days observed by the federal or state government as legal holidays.

         G. Business Hours: Generally customary daytime business hours, but not before 9:00 A.M. or after 6:00 P.M.

         H. Calendar Year: Any twelve-month period commencing on a January 1.

         I. Commencement Date: The earlier of (a) the date on which both: (i) the Demised Premises shall be Ready for Occupancy, and (ii) actual possession of the Demised Premises shall have been delivered to Tenant by notice to Tenant, or
(b) the date Tenant, or anyone claiming under or through Tenant, first occupies the Demised Premises or any part thereof for any purpose other than the performance of Tenant's Work.

         J. Demised Premises: The Building and the Land in Linden, New Jersey depicted as lot 7 Block 581 on the site plan attached hereto as Exhibit B, which includes a Building containing approximately 240.154 square feet of Floor Space,

         K. Expiration Date: The date that is the day before the tenth (10th) anniversary of the Commencement Date if the Commencement Date is the first day of a month, or the tenth (10th) anniversary of the last day of the month in which the Commencement Date occurs if the Commencement Date is not the first day of a month. However, if the Term is extended by Tenant's effective exercise of Tenant's right, if any, to extend the Term, the "Expiration Date" shall be changed to the last day of the latest extended period as to which
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Tenant shall have effectively exercised its right to extend the Term. For the purposes of this definition, the earlier termination of this Lease shall not affect the "Expiration Date."

         L. Fixed Rent: Commencing on the Commencement Date through the date which is the day before the fifth anniversary of the Commencement Date, an amount at the annual rate of Three and 00/100 ($3.00) Dollars multiplied by the Floor Space; and from the fifth (5th) anniversary of the Commencement Date through the Expiration Date, an amount at the annual rate of Three and 50/100 Dollars ($3.50) multiplied by the Floor Space of the Demised Premises.

         M. Floor Space: As to the Demised Premises, the sum of the floor area stated in square feet bounded by the exterior faces of the exterior walls. Any reference to Floor Space of a building shall mean the floor area of all levels or stories of such building, excluding any roof, except such portion thereof (other than cooling towers, elevator penthouses, mechanical rooms, chimneys and staircases, entrances and exits) as is permanently enclosed, and including any interior basement level or mezzanine area not occupied or used by a tenant on a continuing or repetitive basis, and any mechanical room, enclosed or interior truck dock, and areas used by Landlord for storage, for housing meters and/or other equipment or for other purposes. Any reference to the Floor Space is intended to refer to the Floor Space of the entire area in question irrespective of the Person(s) who may be the owner(s) of all or any part thereof.

         N. Guarantor: None.

         O. Insurance Requirements: Rules, regulations, orders and other requirements of the applicable board of underwriters and/or the applicable fire insurance rating organization and/or any other similar body performing the same or similar functions and having jurisdiction or cognizance over the Land and Building, whether now or hereafter in force.

         P. Land: The land described on Exhibit A, upon which the Building is located.

         Q. Landlord's Work: The materials and work to be furnished, installed and performed by Landlord at its expense in accordance with the provisions of Exhibit C.

         R. Legal Requirements: Laws and ordinances of all federal, state, county, and municipal governments, and rules, regulations, orders and directives of all departments, subdivisions, bureaus, agencies or offices thereof, and of any other governmental, public or quasi-public authorities having jurisdiction over the Land and Building, whether now or hereafter in force, including, but not limited to, those pertaining to environmental matters.

         S. Mortgage: A mortgage and/or a deed of trust.

         T. Mortgagee: A holder of a mortgage or a beneficiary of a deed of trust.


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         U. Operating Expenses: The cost and expense (whether or not within the contemplation of the parties) for the insurance and operation of the Building and Land. The "Operating Expenses" shall include, without limitation, the following: (i) the cost for rent, casualty, liability, boiler and fidelity insurance, if not purchased directly by Tenant pursuant to Section 12.01; (ii) reasonable legal, accounting and other professional fees, plus (iii) 5% of the resulting total of all of the foregoing items making up "Operating Expenses" for Landlord's home office administration and overhead cost and expense. All items included in Operating Expenses shall be determined in accordance with generally accepted accounting principles consistently applied.

         V. Permitted Uses: Light manufacturing of bedding (mattresses), and warehouse storage and distribution of bedding (mattresses) and related items in connection with Tenant' business, and ancillary office use in not more than 10,000 square feet of Floor Space.

         W. Person: A natural person or persons, a partnership, a corporation, or any other form of business or legal association or entity.

         X. Ready for Occupancy: The condition of the Demised Premises when for the first time the Landlord's Work shall have been substantially completed and a temporary or permanent Certificate of Occupancy shall have been issued permitting use of the Demised Premises for the Permitted Uses. The Landlord's Work shall be deemed substantially completed notwithstanding the fact that minor or insubstantial details of construction, mechanical adjustment or decoration remain to be performed, the noncompletion of which does not materially interfere with Tenant's use of the Demised Premises.

         Y. Real Estate Taxes: The real estate taxes, assessments, special assessments, sewer rents, water charges, and all other similar charges and impositions imposed upon the Building and Land by any federal, state, municipal or other governments or governmental bodies or authorities, and any expenses incurred by Landlord in contesting such taxes or assessments and/or the assessed value of the Building and Land, which expenses shall be allocated to the period of time to which such expenses relate. If at any time during the Term the methods of taxation prevailing on the date hereof shall be altered so that in lieu of, or as an addition to or as a substitute for, the whole or any part of such real estate taxes, assessments and special assessments now imposed on real estate there shall be levied, assessed or imposed (a) a tax, assessment, levy, imposition, license fee or charge wholly or partially as a capital levy or otherwise on the rents received therefrom, or (b) any other such additional or substitute tax, assessment, levy, imposition or charge, then all such taxes, assessments, levies, impositions, fees or charges or the part thereof so measured or based shall be deemed to be included within the term "Real Estate Taxes" for the purposes hereof. Real Estate Taxes shall not include income or gains taxes imposed on Landlord.

         Z. Rent: The Fixed Rent and the Additional Charges.

         AA. Rules and Regulations: The reasonable rules and regulations that may be promulgated by Landlord from time to time, which may be reasonably changed by Landlord from time to time. The Rules and Regulations now in


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effect are attached hereto as Exhibit D provided, however, that such Rules and
Regulations shall not be enforced against Tenant in a discriminatory manner and they shall not unreasonably affect the conduct of the Tenant's business.

         BB. Security Deposit: $240,154.00 in cash or by Letter of Credit.

         CC. Successor Landlord: As defined in Section 8.03.

         DD. Superior Lease: Any lease to which this Lease is, at the time referred to, subject and subordinate, including but not limited to the Lease between Raymond Enterprises as Landlord and Hartz Mountain Industries, Inc. as Tenant dated September 26, 1990.

         EE. Superior Lessor: The lessor of a Superior Lease or its successor in interest, at the time referred to.

         FF. Superior Mortgage: Any Mortgage to which this Lease is, at the time referred to, subject and subordinate.

         GG. Superior Mortgagee: The Mortgagee of a Superior Mortgage at the time referred to.

         HH. Tenant's Property: As defined in Section 15.02.

         II. Tenant's Work: The facilities, materials and work which may be undertaken by or for the account of Tenant (other than the Landlord's Work) to equip, decorate and furnish the Demised Premises for Tenant's occupancy in accordance with the provisions of Exhibit C.

         JJ. Term: The period commencing on the Commencement Date and ending at 11:59 p.m. of the Expiration Date, but in any event the Term shall end on the date when this Lease is earlier terminated.

         KK. Unavoidable Delays: A delay arising from or as a result of a strike, lockout, or labor difficulty, explosion, sabotage, accident, riot or civil commotion, act of war, fire or other catastrophe, Legal Requirement or an act of the other party and any cause beyond the reasonable control of that party, provided that the party asserting such Unavoidable Delay has exercised its best efforts to minimize such delay.

                           ARTICLE 2 - DEMISE AND TERM

         2.01, Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, the Demised Premises, for the Term. This Lease is subject to (a) any and all existing encumbrances, conditions, rights, covenants, easements, restrictions and rights of way, of record, and other matters of record, applicable zoning and building laws, regulations and codes, and such matters as may be disclosed by an inspection or survey, and (b) easements now or hereafter created by Landlord in, under, over, across and upon a strip of land twenty feet (20') in width running along all lot lines of the Land for sewer,


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water, electric, gas and other utility lines and services now or hereafter installed; provided, however, Landlord represents covenants and warrants to Tenant that the Demises Premises may be used and occupied for the purposes set forth herein; and that the foregoing shall in no manner interfere with Tenant's use and quiet enjoyment of the Demised Premises. Promptly following the Commencement Date, the parties hereto shall enter into an agreement in form and substance satisfactory to Landlord setting forth the Commencement Date.

                                ARTICLE 3 - RENT

         3.01. Tenant shall pay the Fixed Rent in equal monthly installments in advance on the first day of each and every calendar month during the Term (except that Tenant shall pay, upon the execution and delivery of this Lease by Tenant, the Advance Rent, to be applied against the first installment or installments of Fixed Rent becoming due under this Lease). If the Commencement Date occurs on a day other than the first day of a calendar month, the Fixed Rent for the partial calendar month at the commencement of the Term shall be prorated.

         3.02. The Rent shall be paid in lawful money of the United States to Landlord at its office, or such other place, or Landlord's agent, as Landlord shall designate by notice to Tenant. Tenant shall pay the Rent promptly when due without notice or demand therefor and without any abatement, deduction or setoff for any reason whatsoever, except as may be expressly provided in this Lease. If Tenant makes any payment to Landlord by check, same shall be by check of Tenant and Landlord shall not be required to accept the check of any other Person, and any check received by Landlord shall be deemed received subject to collection. If any check is mailed by Tenant, Tenant shall post such check in sufficient time prior to the date when payment is due so that such check will be received by Landlord on or before the date when payment is due. Tenant shall assume the risk of lateness or failure of delivery of the mails, and no lateness or failure of the mails will excuse Tenant from its obligation to have made the payment in question when required under this Lease.

         3.03. No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct Rent shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other remedy in this Lease or at law provided.

         3.04. If Tenant is in arrears in payment of Rent, Tenant waives Tenant's right, if any, to designate the items to which any payments made by Tenant are to be credited, and Landlord may apply any payments made by Tenant to such items as Landlord sees fit, irrespective of and notwithstanding any designation or request by Tenant as to the items to which any such payments shall be credited.


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         3.05. In the event that any installment of Rent due hereunder shall be overdue for ten (10) days, a "Late Charge" equal to three percent (3%) or the maximum rate permitted by law, whichever is less ("Late Payment Rate") for Rent so overdue may be charged by Landlord for each month or part thereof that the same remains overdue. Any such Late Charges if not previously paid shall, at the option of the Landlord, be added to and become part of the next succeeding Rent payment to be made hereunder.

                       ARTICLE 4 - USE OF DEMISED PREMISES

         4.01. Tenant shall use and occupy the Demised Premises for the Permitted Uses, and Tenant shall not use or permit or suffer the use of the Demised Premises or any part thereof for any other purpose.

         4.02. If any governmental license or permit, other than a Certificate of Occupancy, shall be required for the proper and lawful conduct of Tenant's business in the Demised Premises or any part thereof, Tenant shall duly procure and thereafter maintain such license or permit and submit the same to Landlord for inspection. Tenant shall at all times comply with the terms and conditions of each such license or permit. Tenant shall not at any time use or occupy, or suffer or permit anyone to use or occupy the Demised Premises, or do or permit anything to be done in the Demised Premises, in any manner which (a) violates the Certificate of Occupancy for the Demised Premises or for the Building; (b) causes or is liable to cause injury to the Building or any equipment, facilities or systems therein; (c) constitutes a violation of the Legal Requirements or Insurance Requirements; (d) impairs or tends to impair the character, reputation or appearance of the Building; (e) impairs or tends to impair the proper and economic maintenance, operation and repair of the Building and/or its equipment, facilities or systems.

                   ARTICLE 5 - PREPARATION OF DEMISED PREMISES

         5.01. (a) The Demised Premises shall be completed and prepared for Tenant's occupancy in the manner described in, and subject to the provisions of, Exhibit C at Landlord's sole cost and expense. Tenant shall occupy the Demised Premises promptly after the same are Ready for Occupancy and possession thereof is delivered to Tenant by Landlord giving to Tenant a notice of such effect. Except as expressly provided to the contrary in this Lease. the taking of possession by Tenant of the Demised Premises shall be conclusive evidence as against Tenant that the Demised Premises and the Building were in good and satisfactory condition at the time such possession was taken. Except as expressly provided to the contrary in this Lease, Tenant is leasing the Demised Premises "as is" on the date hereof.

                  (b) Tenant shall, within ten (10) days of the date hereof, provided Landlord with all information Landlord needs to prepare working drawings for the construction of Landlord's Work.


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         5.02. If the substantial completion of the Landlord's Work shall be delayed due to (a) any act or omission of Tenant or any of its employees, agents or contractors (including, without limitation, [i] any delays due to changes in or additions to the Landlord's Work, or [ii] any delays by Tenant in the submission of plans, drawings, specifications or other information or in approving any working drawings or estimates or in giving any authorizations or approvals), or (b) any additional time needed for the completion of the Landlord's Work by the inclusion in the Landlord's Work of any items specified by Tenant requiring long lead time for delivery or installation, then the Demised Premises shall be deemed Ready for Occupancy on the date when they would have been ready but for such delay(s). The Demised Premises shall be conclusively presumed to be in satisfactory condition on the Commencement Date except for the minor or insubstantial details of which Tenant gives Landlord notice within thirty (30) days after the Commencement Date specifying such details with reasonable particularity.

                 ARTICLE 6 - TAX AND OPERATING EXPENSE PAYMENTS

         6.01. Throughout the Term, Tenant agrees to pay to Landlord as an "Additional Charge" hereunder within fifteen (15) days in advance of the final date for which such is due without interest or penalty, all Real Estate Taxes. If any assessment is payable in annual installments or in a lump sum and Tenant does not elect to reimburse Landlord for such assessment in a lump sum, there shall be added to the amount of the Real Estate Taxes payable for the Calendar Year in which such assessment is payable and such subsequent calendar years only that amount of such assessment, together with such interest thereon, as would have been payable to the municipality in said Calendar Year if Landlord had elected to pay said assessment in annual installments. Landlord shall submit to Tenant copies of all bills covering Real Estate Taxes. Landlord represents that the Land constitutes a separate tax lot (Block 581, Lot 7), and is fully assessed.

         6.02. Tenant shall pay to Landlord the Operating Expenses within ten
(10) days after Landlord submits to Tenant an invoice for the Operating
Expenses.


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         6.03. Each such statement given by Landlord pursuant to Section 6.01 or
Section 6.02 shall be prima facie conclusive and binding upon Tenant unless within 90 days after the receipt of such statement Tenant shall notify Landlord that it disputes the correctness of the statement, specifying the particular respects in which the statement is claimed to be incorrect. if such dispute is not settled by agreement, either party may submit the dispute co arbitration as provided in Article 33. Pending the determination of such dispute by agreement or arbitration as aforesaid, Tenant shall, within ten (110) days after receipt of such statement, pay the Additional Charges in accordance with Landlord's statement, without prejudice to Tenant's position. If the dispute shall be determined in Tenant's favor, Landlord shall forthwith pay to Tenant the amount of Tenant's overpayment resulting from compliance with Landlord's statement.

                              ARTICLE 7 - SECURITY

         7.01. (a) Tenant has deposited with Landlord the Security Deposit as security for the full and faithful payment and performance by Tenant of Tenant's obligations under this Lease. If Tenant defaults in the full and prompt payment and performance of any of its obligations under this Lease, including, without limitation, the payment of Rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any Rent or any other sums as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of Tenant's obligations under this Lease, including, without limitation, any damages or deficiency in the reletting of the Demised Premises, whether such damages or deficiency accrue before or after summary proceedings or other re-entry by Landlord. If Landlord shall so use, apply or retain the whole or any part of the security, Tenant shall upon demand immediately deposit with Landlord a sum equal to the amount so used, applied and retained, as security as aforesaid. Provided Tenant is not in default under this Lease, the security or any balance thereof to which Tenant is entitled shall be returned or paid over to Tenant after the date on which this Lease shall expire or sooner end or terminate, and after delivery to Landlord of entire possession of the Demised Premises. In the event of any sale or leasing of the Land, Landlord shall have the right to transfer the security to which Tenant is entitled to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return or payment thereof; and Tenant shall look solely to the new landlord for the return or payment of the same; and the provisions hereof shall apply to every transfer or assignment made of the same to a new landlord. Tenant shall not assign or encumber or attempt to assign or encumber the monies deposited herein as security, and neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

         7.01. (b) In the event Landlord agrees to accept a letter of credit from Tenant in lieu of all or a portion of the cash security required by this Lease, Tenant shall provide to Landlord an irrevocable Letter of Credit in the amount of Two Hundred Forty Thousand One Hundred Fifty Four and 00/100 Dollars ($240,154.00) in form and substance satisfactory to Landlord and


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issued by a financial institution approved by Landlord. Landlord shall have the right, upon written notice to Tenant (except for Tenant's non-payment of Rent or for Tenant's failure to comply with Article 7.03 for which no notice shall be required), and regardless of the exercise of any other remedy the Landlord may have by reason of a default, to draw upon said Letter of Credit to cure any default of Tenant or for any purpose authorized by section 7.01(a) of this Lease and if Landlord does so, Tenant shall, upon demand, additionally fund the Letter of Credit with the amount so drawn so that Landlord shall have the full deposit on hand at all times during the Term of the Lease and for a period of thirty
(30) days' thereafter. In the event of a sale of the Building or a lease of the Building subject to this Lease, Landlord shall have the right to transfer the security to the vendee or lessee.

         7.02. The Letter of Credit shall expire not earlier than thirty (30) days after the Expiration Date of this Lease. Upon Landlord's prior consent, the Letter of Credit may be of the type which is automatically renewed on an annual basis (Annual Renewal Date), provided however, in such event Tenant shall maintain the Letter of Credit and its renewals in full force and effect during the entire Term of this Lease (including any renewals or extensions) and for a period of thirty (30) days thereafter. The Letter of Credit, will contain a provision requiring the issuer thereof to give the beneficiary (Landlord) sixty
(60) days' advance written notice of its intention not to renew the Letter of Credit on the next Annual Renewal Date.

         7.03. In the event Tenant shall fail to deliver to Landlord a substitute irrevocable Letter of Credit, in the amount stated above, on or before thirty (30) days prior to the next Annual Renewal Date, said failure shall be deemed a default under this Lease. Landlord may, in its discretion treat this the same as a default in the payment of Rent or any other default and pursue the appropriate remedy. In addition, and not in limitation, Landlord shall be permitted to draw upon the Letter of Credit as in the case of any other, default by Tenant under the Lease.

         7 04. Provided Tenant has not defaulted under this Lease, Landlord shall consent to a reduction in the amount of the Letter of Credit of $60,035.50 on the first and second anniversary of the Commencement Date.

                            ARTICLE 8 - SUBORDINATION

         8. 01. This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate to all ground leases and underlying leases of the Land and/or the Building now or hereafter existing and to all Mortgages which may now or hereafter affect the Land and/or building and/or any of such leases, whether or not such Mortgages or leases shall also cover other lands and/or buildings, to each and every advance made or hereafter to be made under such Mortgages, and to all renewals, modifications, replacements and extensions of such leases and such Mortgages and spreaders and consolidations of such Mortgages. The provisions of this Section 8.01 shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute, acknowledge and deliver any instrument that Landlord, the lessor under any such lease or the Mortgagee of


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any such Mortgage or any of their respective successors in interest may reasonably request to evidence such subordination; and if Tenant fails to execute, acknowledge or deliver any such instruments within 10 days after request therefor, Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney- in- fact, coupled with an interest, to execute and deliver any such instruments for and on behalf of Tenant. Landlord shall obtain nondisturbance agreements from the Superior Lessor, Raymond Enterprises, and the Superior Mortgagee, Principal Mutual Life Insurance Company, provided Tenant executes the Superior Mortgagees and Superior Lessor's standard form of subordination agreement and pays the Superior Mortgagee's customary charge of same (currently $500.00).

         8.02. If any act or omission of Landlord would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this Lease, or to claim a partial or total eviction, Tenant shall not exercise such right (a) until it has given written notice of such act or omission to Landlord and each Superior Mortgagee and each Superior Lessor whose name and address shall previously have been furnished to Tenant, and (b) until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice and following the time when such Superior Mortgagee or Superior Lessor shall have become entitled under such Superior Mortgage or Superior Lease, as the case may be, to remedy the same (which reasonable period shall in no event be less than the period to which Landlord would be entitled under this Lease or otherwise, after similar notice, to effect such remedy), provided such. Superior Mortgagee or Superior Lessor shall with due diligence give Tenant notice of intention to, and commence and continue to, remedy such act or omission.

         8.03. If any Superior Lessor or Superior Mortgagee shall succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease or deed, then at the request of such party so succeeding to Landlord's rights ("Successor Landlord") and upon such Successor Landlord's written agreement to accept Tenant's attornment, Tenant shall attorn to and recognize such Successor Landlord as Tenant's landlord under this Lease and shall promptly execute and deliver any instrument that such Successor Landlord may reasonably request to evidence such attornment. Upon such attornment this Lease shall continue in full force and effect as a direct lease between the Successor Landlord and Tenant upon all of the terms, conditions and covenants as are set forth in this Lease except that the Successor Landlord shall not (a) be liable for any previous act or omission of Landlord under this Lease; (b) be subject to any offset, not expressly provided for in this Lease, which theretofore shall have accrued to Tenant against Landlord; (c) be liable for the return of any Security Deposit, in whole or in part, to the extent that same is not paid over to the Successor Landlord; or (d) be bound by any previous modification of this Lease or by any previous prepayment of more than one month's Fixed Rent or Additional Charges, unless such modification or prepayment shall have been expressly approved in writing by the Superior Lessor of the Superior Lease or the Mortgagee of the Superior Mortgage through or by reason of which the Successor Landlord shall have succeeded to the rights of Landlord under this Lease.

         8.04. If any then present or prospective Superior Mortgagee shall require any modification(s) of this Lease, Tenant shall promptly execute and deliver to Landlord such instruments effecting such modification(s) as Landlord shall request, provided that such modification(s) do not adversely affect in any material respect any of Tenant's rights under this Lease.

                           ARTICLE 9 - QUIET ENJOYMENT

         9.01. So long as Tenant pays all of the Rent and performs all of Tenant's other obligations hereunder, Tenant shall peaceably and quietly have, hold and enjoy the Demised Premises without hindrance, ejection or molestation by Landlord or any person lawfully claiming through or under Landlord, subject, nevertheless, to the provisions of this Lease and to Superior Leases and Superior Mortgages.

               ARTICLE 10 - ASSIGNMENT, SUBLETTING AND MORTGAGING

         10.01. Tenant shall not, whether voluntarily, involuntarily, or by operation of law or otherwise, (a) assign or otherwise transfer this Lease, or offer or advertise to do so, (b) sublet the Demised Premises or any part thereof, or offer or advertise to do so, or allow the same to be used, occupied or utilized by anyone other than Tenant, or (c) mortgage, pledge, encumber or otherwise hypothecate this Lease in any manner whatsoever, without in each instance obtaining the prior written consent of Landlord. Notwithstanding the foregoing, Landlord shall not unreasonably withhold or delay its consent to any proposed subletting or assignment of this Lease by Tenant, provided that in the event Tenant assigns this Lease, Tenant shall pay to Landlord, as an Additional Charge hereunder, one-half (1/2) of any amounts received by Tenant in connection with such assignment to the extent any such amounts exceed the Fixed Rent and Additional Charges payable from time to time hereunder; and in the event the Tenant sublets the Demised Premises, Tenant shall pay to Landlord, as Additional Charges hereunder, one-half (1/2) of any rentals or any other payments received by Tenant in connection with such subletting to the extent any such rentals or payments exceed the Fixed Rent and Additional Charges payable from time to time hereunder. Notwithstanding anything contained in this Article 10 to the contrary, consent by Landlord shall not be required if the Tenant assigns this Lease to its parent corporation or to its wholly owned subsidiary or a company under commitment control with Tenant, subject, however, to the further provisions of this Article 11 and prior notice to Landlord.

         10.02. If at any time (a) the original Tenant named herein, (b) the then Tenant, (c) any Guarantor, or (d) any Person owning a majority of the voting stock of, or directly or indirectly controlling, the then Tenant shall be a corporation or partnership, any transfer of voting stock or partnership interest resulting in the person(s) who shall have owned a majority of such corporation's shares of voting stock or the general partners' interest in such partnership, as the case may be, immediately before such transfer, ceasing to own a majority of such shares of voting stock or general partner's interest, as the case may be, except as the result of transfers by inheritance, shall be deemed to be an assignment of this Lease as to which Landlord's consent shall have been required, and in any such event Tenant shall notify Landlord. The provisions of this Section 10.02 shall not be applicable to any corporation all the outstanding voting stock of which is listed on a national securities exchange (as defined in the Securities Exchange Act of 1934, as amended) or is traded in the over-the-counter market with quotations reported by the National Association of Securities Dealers through its automated system for reporting quotations and shall not apply to transactions with a corporation into or with which the then Tenant is merged or consolidated or to which substantially all of the then Tenant's assets are transferred or to any corporation which controls or is controlled by the then Tenant or is under common control with the then Tenant, provided that in any of such events (i) the successor to Tenant has a net worth computed in accordance with generally accepted accounting principles at least equal to the greater of (1) the net worth of Tenant immediately prior to such merger, consolidation or transfer, or (2) the net worth of the original Tenant on the date of this Lease, and (ii) proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least 10 days prior to the effective date of any such transaction. For the purposes of this Section, the words "voting stock" shall refer to shares of stock regularly entitled to vote for the election of directors of the corporation. Landlord shall have the right at any time and from time to time during the Term to inspect the stock record books of the corporation to which the provisions of this Section 10.02 apply, and Tenant will produce the same on request of Landlord.

         10.03. If this Lease is assigned, whether or not in violation of this Lease, Landlord may collect rent from the assignee. If the Demised Premises or any part thereof are sublet or used or occupied by anybody other then Tenant, whether or not in violation of this Lease, Landlord may, after default by Tenant, and expiration of Tenant's time to cure such default, collect rent from the subtenant or occupant. In either event, Landlord may apply the net amount collected to the Rent, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of any of the provisions of Section
10.01 or Section 10.02, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the performance by Tenant of Tenant's obligations under this Lease. The consent by Landlord to any assignment, mortgaging, subletting or use or occupancy by others shall not in any way be considered to relieve Tenant from obtaining the express written consent of Landlord to any other or further assignment, mortgaging or subletting or use or occupancy by others not expressly permitted by this Article 10. References in this Lease to use or occupancy by others (that is, anyone other than Tenant) shall not be construed as limited to subtenants and those claiming under or through subtenants but shall be construed as including also licensees and others claiming under or through Tenant, immediately or remotely.

         10.04. Any permitted assignment or transfer, whether made with Landlord's consent pursuant to Section 10.01 or without Landlord's consent if permitted by Sections 10.01 or 10.02, shall be made only if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord an agreement in form and substance reasonably satisfactory to Landlord whereby the assignee shall assume Tenant's obligations under this Lease and whereby the assignee shall agree that all of the provisions in this Article 10 shall, notwithstanding such assignment or transfer, continue to be binding upon it in respect to all future assignments and transfers. Notwithstanding any assignment or transfer, whether or not in violation of the provisions of this Lease, and notwithstanding the acceptance of Rent by Landlord from an assignee, transferee, or any other party, the original Tenant and any other person(s) who at any time was or were Tenant shall remain fully liable for the payment of the Rent and for Tenant's other obligations under this Lease.

         10.05. The liability of the original named Tenant and any other Person(s) (including but not limited to any Guarantor) who at any time are or become responsible for Tenant's obligations under this Lease shall not be discharged, released or impaired by any agreement extending the time of, or modifying any of the terms or obligations under this Lease, or by any waiver or failure of Landlord to enforce, any of this Lease.

         10.06. The listing of any name other than that of Tenant, whether on the doors of the Demised Premises or the Building directory, or otherwise, shall not operate to vest any right or interest in this Lease or in the Demised Premises, nor shall it be deemed to be the consent of Landlord to any assignment or transfer of this Lease or to any sublease of the Demised Premises or to the use or occupancy thereof by others.

         10.07. Without limiting any of the provisions of Article 24, if pursuant to the Federal Bankruptcy Code (or any similar law hereafter enacted having the same general purpose), Tenant is permitted to assign this Lease notwithstanding the restrictions contained in this Lease, adequate assurance of future performance by an assignee expressly permitted under such Code shall be deemed to mean the deposit of cash security in an amount equal to the sum of one
(1) year's Fixed Rent plus an amount equal to the Additional Charges for the Calendar Year preceding the year in which such assignment is intended to become effective, which deposit shall be held by Landlord for the balance of the Term, without interest, as security for the full performance of all of Tenant's obligations under this Lease, to be held and applied in the manner specified for security in Section 7.01.

         10.08. If Tenant shall propose to assign or in any manner transfer this Lease or any interest therein, or sublet the Demised Premises or any part or parts thereof, or grant any concession or license or otherwise permit occupancy of all or any part of the Demised Premises by any person, Tenant shall give notice thereof to Landlord, together with a copy of the proposed instrument that is to accomplish same and such financial and other information pertaining to the proposed assignee, transferee, subtenant, concessionaire or licensee as Landlord shall reasonably require.

                        ARTICLE 11 - COMPLIANCE WITH LAWS

         11.01. Tenant shall comply with all Legal Requirements which shall, in respect of the Demised Premises or the use and occupation thereof, or the abatement of any nuisance in, on or about the Demised Premises, impose any violation, order or duty on Landlord or Tenant; and Tenant shall pay all the cost, expenses, fines, penalties and damages which may be imposed upon Landlord or any Superior Lessor by reason of or arising out of Tenant's failure to fully and promptly comply with and observe the provisions of this Section 11.01. However, Tenant need not comply with any such law or requirement of any public authority so long as Tenant shall be contesting the validity thereof, or the applicability thereof to the Demised Premises, in accordance with Section 11.02.

         11.02. Tenant may contest, by appropriate proceedings prosecuted diligently and in good faith, the validity, or applicability to the Demised Premises, of any Legal Requirement, provided that (a) Landlord shall not be subject to criminal penalty or to prosecution for a crime, and neither the Demised Premises nor any part thereof shall be subject to being condemned or vacated, by reason of non-compliance or otherwise by reason of such contest; (b) before the commencement of such contest, Tenant shall furnish to Landlord either
(i) the bond of a surety company satisfactory to Landlord, which bond shall be, as to its provisions and form, satisfactory to Landlord, and shall be in an amount at least equal, to 125% of the cost of such compliance (as estimated by a reputable contractor designated by Landlord) and shall indemnify Landlord against the cost thereof and against all liability for damages, interest, penalties and expenses (including reasonable attorneys' fees and expenses), resulting from or incurred in connection with such contest or non-compliance, or
(ii) other security in place of such bond reasonably satisfactory to Landlord;
(c) such non-compliance or contest shall not constitute or result in any violation of any Superior Lease or Superior Mortgage, or if any such Superior Lease and/or Superior Mortgage shall permit such non-compliance or contest on condition of the taking of action or furnishing of security by Landlord, such action shall be taken and such security shall be furnished at the expense of Tenant; and (d) Tenant shall keep Landlord advised as to the status of such proceedings. Without limiting the application of the above, Landlord shall be deemed subject to prosecution for a crime if Landlord, or its managing agent, or any officer, director, partner, shareholder or employee of Landlord or its managing agent, as an individual, is charged with a crime of any kind or degree whatsoever, whether by service of a summons or otherwise, unless such charge is withdrawn before Landlord or its managing agent, or such officer, director, partner, shareholder or employee of Landlord or its managing agent (as the case may be) is required to plead or answer thereto.

                      ARTICLE 12 - INSURANCE AND INDEMNITY

         12.01. During the Term Tenant shall maintain at its own cost and expense the following insurance: (a) comprehensive general public liability. insurance in respect of the Demised Premises and the conduct and operation of business therein, having limits of not less than $5,000,000.00 combined single limit per occurrence for bodily injury or death to any one person and for bodily injury or death to any number of persons in any one occurrence, and for property damage, including water damage and sprinkler leakage legal liability (coverage to include but not be limited to (i) premises operation, completed operations, broad form contractual liability and product liability, (ii) comprehensive automobile, truck and vehicle liability insurance covering all owned, hired and non-owned vehicles used by the contractor(s) in connection with their work and any loading of such vehicles, with limits as stated above and (iii) workmen's compensation, employers liability and occupational disease insurance as required by statutes, but in any event not less than $500,000.00 for Coverage B covering all damages and injuries arising from each accident or occupational disease),
(b) All-Risk insurance (including flood and earthquake) covering the Demised Premises against loss or damage in an amount equal to the full replacement value thereof (excluding foundations) as same might increase from time to time or such higher amount as either may be required by the holder of any fee mortgage covering the Demises Premises or is necessary to prevent Landlord and/or Tenant from becoming a co-insurer, including boiler and machinery insurance, if applicable (c) rent insurance with broad form extended coverage endorsement in an amount equal to the Rent, and all other charges payable by Tenant pursuant to this Lease for a period of one (1) year and (d) any other insurance required for compliance with the Insurance Requirements. Landlord may at any time and from time to time require that the limits for the comprehensive general public liability insurance to be maintained by, Tenant be increased to the limits that new Tenants in similar buildings are required by Landlord to maintain. The insurance carried pursuant to Section 12.01 (b) shall be carried in favor of Landlord and the holder of any fee mortgage on the Premises and the standard mortgagee clause shall be attached to the appropriate policies. Insurance carried pursuant to Section 12.01 (b) shall provide that the loss, if any, shall be adjusted with and payable to the party who will perform the work of restoration pursuant to Article 21 and such mortgagee as their interests may appear. Tenant shall deliver to Landlord and any additional named insured(s) certificates for such fully paid-for policies at least ten (10) days before the Commencement Date. Tenant shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Tenant shall deliver to Landlord and any additional insured(s) certificates therefor at least thirty
(30) days before the expiration of any existing policy. All such policies shall be issued by companies of recognized responsibility, having a Bests Key Rating Guide of not less than A, Class VII, licensed to do business in New Jersey, and all such policies shall contain a provision whereby the same cannot be cancelled unless Landlord and any additional insured(s) are given at least thirty (30) days' prior written notice of such cancellation. The certificates of insurance to be delivered to Landlord by Tenant shall name Landlord as an additional insured and, at Landlord's request, shall also name any Superior Lessors or Superior Mortgagees as additional insureds, and the following phrase must be typed on the certificate of insurance: "Hartz Mountain Industries, Inc., and its respective subsidiaries, affiliates, associates, joint ventures, and partnerships, are hereby named as additional insureds as their interests may appear (and if Landlord has so requested, Tenant shall include any Superior Lessors and Superior Mortgagees as additional insured(s)). It is intended for this insurance to be primary and non-contributing." Tenant shall give Landlord at least thirty (30) days' prior written notice that any such policy is being cancelled or replaced.

         12.02. Tenant shall not do, permit or suffer to be done any act, matter, thing or failure to act in respect of the Demised Premises or use or occupy the Demised Premises or conduct or operate Tenant's business in any manner objectionable to any insurance company or companies whereby the fire insurance or any other insurance then in effect in respect to the Land and Building or any part thereof shall become void or suspended or whereby any premiums in respect of insurance maintained by Landlord shall be higher than those which would normally have been in effect for the occupancy contemplated under the Permitted Uses. In case of a breach of the provisions of this Section 12.02, in addition to all other rights and remedies of Landlord hereunder, Tenant shall (a) indemnify Landlord and the Superior Lessors and hold Landlord and the Superior Lessors harmless from and against any loss which would have been covered by insurance which shall have become void or suspended because of such breach by Tenant and (b) pay to Landlord any and all increases of premiums on any insurance, including, without limitation, rent insurance, resulting from any such breach.

         12.03. Tenant shall indemnify and hold harmless Landlord and all Superior Lessors and its and their respective partners, joint venturers, directors, officers, agents, servants and employees from and against any and all claims arising from or in connection with (a) the conduct or management of the Demised Premises or of any business therein, or any work or thing whatsoever done, or any condition created (other than by Landlord) in the Demised Premises during the Term or during the period of time, if any, prior to the Commencement Date that Tenant may have been given access to the Demised Premises; (b) any act, omission or negligence of Tenant or any of its subtenants or licensees or its or their partners, joint venturers, directors, officers, agents, employees or contractors; (c) any accident, injury or damage whatever (unless caused solely by Landlord's negligence) occurring in the Demised Premises; and (d) any breach or default by Tenant in the full and prompt payment and performance of Tenant's obligations under this Lease; together with all costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon, including, without limitation, all reasonable attorneys' fees and expenses. In case any action or proceeding is brought against Landlord and/or any Superior Lessor and/or its or their partners, joint venturers, directors, officers, agents and/or employees by reason of any such claim, Tenant, upon notice from Landlord or such Superior Lessor, shall resist and defend such action or proceeding by counsel reasonably satisfactory to Landlord.

         12.04. Neither Landlord nor any Superior Lessor shall be liable or responsible for, and Tenant hereby releases Landlord and each Superior Lessor from, all liability and responsibility to Tenant and any person claiming by, through or under Tenant, by way of subrogation or otherwise, for any injury, loss or damage to any person or property in or around the Demised Premises or to Tenant's business irrespective of the cause of such injury, loss or damage, and Tenant shall require its insurers to include in all of Tenant's insurance policies which could give rise to a right of subrogation against Landlord or any Superior Lessor a clause or endorsement whereby the insurer waives any rights of subrogation against Landlord and such Superior Lessors or permits the insured, prior to any loss, to agree with a third party to waive any claim it may have against said third party without invalidating the coverage under, the insurance policy.

                       ARTICLE 13 - RULES AND REGULATIONS

         13.01. Tenant and its employees and agents shall faithfully observe and comply with the Rules and Regulations and such reasonable changes therein (whether by modification, elimination or addition) as Landlord at any time or times hereafter may make and communicate to Tenant, which in Landlord's reasonable judgment, shall be necessary for the reputation, safety, care or appearance of the Land and Building, or the preservation of good order therein, or the operation or maintenance of the Building or its equipment and fixtures, and which do not unreasonably affect the conduct of Tenant's business in the Demised Premises; provided, however, that in case of any conflict or inconsistency between the provisions of this Lease and any of the Rules and Regulations, the provisions of this Lease shall control.

                       ARTICLE 14 - ALTERATIONS AND SIGNS

         14.01. Tenant shall not make any alterations or additions to the Demised Premises, or make any holes or cuts in the walls, ceilings, roofs, or floors thereof, or change the exterior color or architectural treatment of the Demised Premises, without on each occasion first obtaining the consent of Landlord. Tenant shall submit to Landlord plans and specifications for such work at the time Landlord's consent is sought. Notwithstanding the foregoing, (i) if alterations are decorative and non-structural in nature and have a cost of less than $25,000, no consent shall be necessary, however Tenant shall provide Landlord with details of same, and (ii) for all other alterations, Landlord's consent shall not be unreasonably withheld or delayed. Tenant shall pay to Landlord upon demand the reasonable cost and expense of Landlord in (a) reviewing said plans and specifications and (b) inspecting the alterations to determine whether the same are being performed in accordance with the approved plans and specifications and all Legal Requirements and Insurance Requirements, including, without limitation, the fees of any architect or engineer employed by Landlord for such purpose. Before with any permitted alteration which will cost more than $75,000 (exclusive of the costs of decorating work and items constituting Tenant's Property), as estimated by a reputable contractor designated by Landlord, Tenant shall obtain and deliver to Landlord either (i) a performance bond and a labor and materials payment bond (issued by a corporate surety licensed to do business in New Jersey) , each in an amount equal to 100% of such estimated cost and in form satisfactory to Landlord, or (ii) such other security as shall be reasonably satisfactory to Landlord. Tenant shall fully and promptly comply with and observe the Rules and Regulations then in force in respect of the making of alterations. Any review or approval by Landlord of any plans and/or specifications with respect to any alterations is solely for Landlord's benefit, and without any representation or warranty whatsoever to Tenant in respect to the adequacy, correctness or efficiency thereof or otherwise.

         14.02. Tenant shall obtain all necessary governmental permits and certificates for the commencement and prosecution of permitted alterations and for final approval thereof upon completion, and shall cause alterations to be performed in compliance with all applicable Legal Requirements and Insurance Requirements. Alterations shall be diligently performed in a good and workmanlike manner, using new materials and equipment at least equal in quality and class to the better of (a) the original installations of the Building, or
(b) the then standards for the Building established by Landlord. Alterations shall be performed by contractors first approved by Landlord not to be unreasonably withheld or delayed; provided, however, that any alterations in or to the mechanical, electrical, sanitary, heating, ventilating, air conditioning or other systems of the Building shall be performed only by the contractor(s) designated by Landlord. Alterations shall be made in such manner as not to unreasonably interfere with or delay and as not to impose any additional expense upon Landlord in the construction, maintenance, repair or operation of the Building; and if any such additional expense shall be incurred by Landlord as a result of Tenant's making of any alterations, Tenant shall pay any such additional expense upon demand. Throughout the making of alterations, Tenant shall carry, or cause to be carried, workmen's compensation insurance in statutory limits and general liability insurance, with completed operation endorsement, for any occurrence in or about the Building, under which Landlord and its managing agent and any Superior Lessor whose name and address shall previously have been furnished to Tenant shall be named as parties insured, in such limits as Landlord may reasonably require, with insurers reasonably satisfactory to Landlord. Tenant shall furnish Landlord with reasonably satisfactory evidence that such insurance is in effect at or before the commencement of alterations and, on request, at reasonable intervals thereafter during the making of alterations.

         14.03. Tenant shall not place any signs on the roof, exterior walls or grounds of the Demised Premises without first obtaining Landlord's written consent thereto which shall not be unreasonably withheld or delayed provided the proposed signage is consistent with similar buildings in the area. In placing any signs on or about the Demised Premises, Tenant shall, at its expense, comply with all applicable legal requirements and obtain all required permits and/or licenses.

                  ARTICLE 15 - LANDLORD'S AND TENANT'S PROPERTY

         15.01. All fixtures, equipment, improvements and appurtenances attached to or built into the Demised Premises at the commencement of or during the Term, whether or not by or at the expense of Tenant, shall be and remain a part of the Demised Premises, shall be deemed to be the property of Landlord and shall not be removed by Tenant, except as provided in Section 15.02. Further, any carpeting or other personal property in the Demised Premises on the Commencement Date, unless installed and paid for by Tenant, shall be and shall remain Landlord's property and shall not be removed by Tenant.

         15.02. All movable partitions, business and trade fixtures, machinery and equipment, communications equipment and office equipment, whether or not attached to or built into the Demised Premises, which are installed in the

Demised Premises by or for the account of Tenant without expense to Landlord and can be removed without structural damage to the Building and all furniture, furnishings, and other movable personal property owned by Tenant and located in the Demised Premises (collectively, "Tenant's Property") shall be and shall remain the property of Tenant and may be removed by Tenant at any time during the Term; provided that if any of the Tenant's Property is removed, Tenant shall repair or pay the cost of repairing any damage to the Demised Premises, resulting from the installation and/or removal thereof. Any equipment or other property for which Landlord shall have granted any allowance or credit to Tenant shall not be deemed to have been installed by or for the account of Tenant without expense to Landlord, shall not be considered as the Tenant's Property and shall be deemed the property of Landlord.

         15.03. At or before the Expiration Date or the date of any earlier termination of this Lease, or within fifteen (15) days after such an earlier termination date, Tenant shall remove from the Demised Premises all of the Tenant's Property (except such items thereof as Landlord shall have expressly permitted to remain, which property shall become the property of Landlord if not removed), and Tenant shall repair any damage to the Demised Premises resulting from any installation and/or removal of the Tenant's Property. Any items of the Tenant's Property which shall remain in the Demised Premises after the Expiration Date or after a period of fifteen (15) days following an earlier termination date, may, at the option of Landlord, be deemed to have been abandoned, and in such case such items may be retained by Landlord as its property or disposed of by Landlord, without accountability, in such manner as Landlord shall determine at Tenant's Expense.

                      ARTICLE 16 - REPAIRS AND MAINTENANCE

         16.01. Tenant shall, throughout the Term, take good care of the Demised Premises, the fixtures and appurtenances therein, and shall not do, suffer, or permit any waste with respect thereto. Tenant shall keep and maintain all interior and exterior portions of the Demised Premises including, without limitation, all Building equipment, windows, doors, loading bay doors and shelters, plumbing and electrical systems, heating, ventilating and air conditioning ("HVAC") systems in a clean and orderly condition and in good order and repair. Tenant shall keep and maintain all floors, sidewalks, landscaping (including lawn areas), curbing, paving whether in driveways, parking areas or access easements. The phrase "keep and maintain" as used herein includes repairs, replacement and/or restoration as appropriate. Tenant shall maintain the exterior areas of the Demised Premises free of accumulation of snow, ice, dirt and rubbish. Tenant shall not permit or suffer any overloading of the floors of the Building. Tenant shall promptly replace all scratched, damaged or broken doors and glass in and about the Demised Premises and shall be responsible for all repairs, maintenance and replacement of wall and floor coverings in the Demised Premises and for the repair and maintenance of all sanitary and electrical fixtures and equipment therein. Tenant shall promptly make all repairs in or to the Demised Premises for which Tenant is responsible, and any repairs required to be made by Tenant to the mechanical, electrical, sanitary, heating, ventilating, air-conditioning or other systems of the Building shall be performed only by contractor(s) designated by Landlord. Any other repairs in or to the Building and the facilities and systems thereof for which Tenant is responsible may, at Landlord's option, be performed by Landlord at Tenant's expense; but Landlord may, at its option, before commencing any such work or at any time thereafter, require Tenant to furnish to Landlord such security, as required in Section
14.01 hereof.

         16.02. Landlord shall be responsible for the structural integrity of the Building and shall make all repairs thereto except as herein above provided in Section 16.01. Landlord represents that on the Commencement Date the Building shall be free of leaks and the plumbing, heating and electrical systems will be in good working order.

         16.03. Except as otherwise expressly provided in this Lease, Landlord shall have no liability to Tenant, nor shall Tenant's covenants and obligations under this Lease be reduced or abated in any manner whatsoever, by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord's doing any repairs, maintenance, or changes which Landlord is required or permitted by this Lease, or required by Law, to make in or to any portion of the Building provided Landlord shall undertake all reasonable efforts to minimize the effects of such work on Tenant.

         16.04. Tenant shall not permit or suffer the overloading of the floors of the Demised Premises beyond 250 pounds per square foot.

                          ARTICLE 17 - UTILITY CHARGES

         17.01. Tenant shall pay all charges for gas, water, sewer, electricity, heat or other utility or service supplied to the Demised Premises as measured by meters relating to Tenant's use, and the cost of repair, maintenance, replacement, and reading of any meters measuring Tenant's consumption thereof. Tenant expressly agrees that Landlord shall not be responsible for the failure of supply to Tenant of any of the aforesaid, or any other utility service. Landlord shall not be responsible for any public or private telephone service to be installed in the space, particularly conduit if required.

         17.02, Tenant's use of electric energy in the Demised Premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Demised Premises. In order to insure that such capacity is not exceeded and to avert possible adverse effect upon the Building's electric service, Tenant shall not, without Landlord's prior consent in each instance (which shall not be unreasonably withheld or delayed), connect any fixtures, appliances or equipment to the Building's electric distribution system other than those which will not or will not tend to exceed the capacity of any of the electrical conductors and equipment or make any alteration or addition to the electric system of the Demised Premises existing on the Commencement Date. Should Landlord grant such consent, all additional risers or other equipment required therefor shall be provided by Landlord and the cost thereof shall be paid by Tenant to Landlord on demand.

                      ARTICLE 18 - ACCESS, CHANGES AND NAME

         18.01. Except for the space within the inside surfaces of all walls, hung ceilings, floors, windows and doors bounding the Demised Premises, all of the Building, including, without limitation, exterior Building walls, core corridor walls and doors and any core corridor entrance, any terraces or roofs adjacent to the Demised Premises, and any space in or adjacent to the Demised Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other Building facilities and the use thereof, as well as access thereto through the Demised Premises for the purpose of operating, maintenance, decoration and repair, are reserved to Landlord. Landlord also reserves the right, to install, erect, use and maintain pipes, ducts and conduits in and through the Demised Premises, provided such are properly enclosed.

         18.02. Landlord and its agents shall have the right to enter and/or pass through the Demised Premises at any time or times (a) to examine the Demised Premises and to show then to actual and prospective Superior Lessors, Superior Mortgagees, or prospective purchasers of the Building, and (b) to make such repairs, alterations, additions and improvements in or to the Demised Premises and/or in or to the Building or its facilities and equipment as Landlord is required or desires to make. Landlord shall be allowed to take all materials into and upon the Demised Premises that may be required in connection therewith, without any liability to Tenant and without any reduction of Tenant's obligations hereunder. During the period of eighteen (18) months prior to the Expiration Date, Landlord and its agents may exhibit the Demised Premises to prospective tenants.

         18.03. If at any time any windows of the Demised Premises are temporarily darkened or obstructed by reason of any repairs, improvements, maintenance and/or cleaning in or about the Building, or if any part of the Building is temporarily or permanently closed or inoperable, the same shall not be deemed a constructive eviction and shall not result in any reduction or diminution of Tenant's obligations under this Lease.

         18.04. If, during the last month of the Term, Tenant has removed all or substantially all of the Tenant's Property from the Demised Premises, Landlord may, without notice to Tenant, immediately enter the Demised Premises and later, renovate and decorate the same, without liability to Tenant and without reducing or otherwise affecting Tenant's obligations hereunder.

         18.05. Omitted.

         18.06. Landlord may adopt any name for the Building. Landlord reserves the right to change the name and/or address of the Building at any time upon sixty (60) days prior notice to Tenant.

                  ARTICLE 19 - MECHANICS' LIENS AND OTHER LIENS

         19.01. Nothing contained in this Lease shall be deemed, construed or interpreted to imply any consent or agreement on the part of Landlord to subject Landlord's interest or estate to any liability under any mechanic's or other lien law. If any mechanic's or other lien or any notice of intention to file a lien is filed against the Land, or any part thereof, or the Demised Premises, or any part thereof, for any work, labor, service or materials claimed to have been performed or furnished for or on behalf of Tenant or anyone holding any part of the Demised Premises through or under Tenant, Tenant shall cause the same to be cancelled and discharged of record by payment, bond or order of a court of competent jurisdiction within sixty (60) days after notice by Landlord to Tenant.

                 ARTICLE 20 - NON-LIABILITY AND INDEMNIFICATION

         20.01. Neither Landlord nor any partner, joint venturer, director, officer, agent, servant or employee of Landlord shall be liable to Tenant for any loss, injury or damage to Tenant or to any other Person, or to its or their property, irrespective of the cause of such injury, damage or loss, unless caused by or resulting from the negligence of Landlord, its agents, servants or employees in the operation or maintenance of the Land or Building without contributory negligence on the part of Tenant or any of its subtenants or licensees or its or their employees, agents or contractors. Further, neither Landlord nor any partner, joint venturer, director, officer, agent, servant or employee of Landlord shall be liable (a) for any such damage caused by other tenants or Persons in, upon or about the Land or Building, or caused by operations in construction of any private, public or quasi-public work; or (b) even if negligent, for consequential damages arising out of any loss of use of the Demised Premises or any equipment or facilities therein by Tenant or any Person claiming through or under Tenant.

         20.02. Notwithstanding any provision to the contrary, Tenant shall look solely to the estate and property of Landlord in and to the Land and Building (or the proceeds received by Landlord on a sale of such estate and property but not the proceeds of any financing or refinancing thereof) in the event of any claim against Landlord arising out of or in connection with this Lease, the relationship of Landlord and Tenant or Tenant's use of the Demised Premises, and Tenant agrees that the liability of Landlord arising out of or in connection with this Lease, the relationship of Landlord and Tenant or Tenant's use of the Demised Premises shall be limited to such estate and property of Landlord (or sale proceeds). No other properties or assets of Landlord or any partner, joint venturer, director, officer, agent, servant or employee of Landlord shall be subject to levy, execution or other enforcement procedures for the satisfaction of any judgement (or other judicial process) or for the satisfaction of any other remedy of Tenant arising out of, or in connection with, this Lease, the relationship of Landlord and Tenant or Tenant's use of the Demised Premises and if Tenant shall acquire a lien on or interest in any other properties or assets by judgment or otherwise, Tenant shall promptly release such lien on or interest in such other properties and assets by executing, acknowledging and delivering to Landlord an instrument to that effect prepared by Landlord's attorneys. Tenant hereby waives the right of specific performance and any other remedy allowed in equity if specific performance or such other remedy could result in any liability of Landlord for the payment of money to Tenant (to the extent that same could result in liability which has been waived earlier in this subsection), or to any court or governmental authority (by way of fines or otherwise) for Landlord's failure or refusal to observe a judicial decree or determination, or to any third party.

                       ARTICLE 21 - DAMAGE OR DESTRUCTION

         21.01. If the Building or the Demised Premises shall be partially or totally damaged or destroyed by fire or other casualty (and if this Lease shall not be terminated as in this Article 21 hereinafter provided), Landlord shall repair the damage and restore and rebuild the Building and/or the Demised Premises (except for the Tenant's Property) with reasonable dispatch after notice to it of the damage or destruction and the collection of the insurance proceeds attributable to such damage.

         21.02. Subject to the provisions of Section 21.05, if all or part of the Demised Premises shall be damaged or destroyed or rendered completely or partially untenantable on account of fire or other casualty, the Rent shall be abated or reduced, as the case may be, in the proportion that the untenantable area of the Demised Premises bears to the total area of the Demised Premises, for the period from the date of the damage or destruction to the date the damage to the Demised Premises shall be substantially repaired provided, however, should Tenant reoccupy a portion of the Demised Premises during the period the repair or restoration work is taking place and prior to the date that the Demised Premises are substantially repaired or made tenantable the Rent allocable to such reoccupied portion, based upon the proportion which the area of the reoccupied portion of the Demised Premises bears to the total area of the Demised Premises, shall be payable by Tenant from the date of such occupancy.

         21.03. If (a) the Building or the Demised Premises shall be totally damaged or destroyed by fire or other casualty, or (b) the Building shall be so damaged or destroyed by fire or other casualty that its repair or restoration requires the expenditure, as estimated by a reputable contractor or architect designated by Landlord, of more than twenty percent (20%) (or ten percent [10%] if such casualty occurs during the last two [2] years of the Term) of the full insurable value of the Building immediately prior to the casualty, or (c) the Building shall be damaged or destroyed by fire or other casualty and either the loss shall not be covered by Landlord's insurance or the net insurance proceeds (after deducting all expenses in connection with obtaining such proceeds) shall, in the estimation of a reputable contractor or architect designated by Landlord be insufficient to pay for the repair or restoration work, then in either such case Landlord may terminate this Lease by giving Tenant notice to such effect within ninety (90) days after the date of the fire or other casualty.

         21.04. Tenant shall not be entitled to terminate this Lease and no damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Building pursuant to this Article 21. Landlord shall use its best efforts to make such repair or restoration promptly and in such manner as to not unreasonably interfere with Tenant's use and occupancy of the

Demised Premises, but Landlord shall not be required to do such repair or restoration work except during Business Hours on Business Days. Notwithstanding the foregoing, in the event the Building shall be totally damaged or destroyed by fire or other casualty during the last eighteen (18) months of the Term of the Lease, Tenant may terminate this Lease by giving Landlord not less than thirty (30) days notice to such effect.

         21.05. Notwithstanding any of the foregoing provisions of this Article 21, if by reason of some act or omission on the part of Tenant or any of its subtenants or its or their partners, directors, officers, servants, employees, agents or contractors, either (a) Landlord or any Superior Lessor or any Superior Mortgagee shall be unable to collect all of the insurance proceeds (including, without limitation, rent insurance proceeds) applicable to damage or destruction of the Land or the Building by fire or other casualty, or (b) the Building shall be damaged or destroyed or rendered completely or partially untenantable on account of fire or other casualty, then, without prejudice to any other remedies which may be available against Tenant, there shall be no abatement or reduction of the Rent. Further, nothing contained in this Article 21 shall relieve Tenant from any liability that may exist as a result of any damage or destruction by fire or other casualty.

         21.06. Landlord will not carry insurance of any kind on the Tenant's Property, and, except as provided by law or by reason of Landlord's breach of any of its obligations hereunder, shall not be obligated to repair any damage or to replace the Tenant's Property.

         21.07. The provisions of this Article 21 shall be deemed an express agreement governing any case of damage or destruction of the Building by fire or other casualty, and any law providing for such a contingency in the absence of an express agreement, now or hereafter in force, shall have no application in such case.

                           ARTICLE 22 - EMINENT DOMAIN

         22.01. If the whole of the Demised Premises shall be taken by any public or quasi-public authority under the power of condemnation, eminent domain or expropriation, or in the event of conveyance of the whole of the Demised Premises in lieu thereof, this Lease shall terminate as of the day possession shall be taken by such authority. If 25% or less of the Floor Space of the Building shall be so taken or conveyed, this Lease shall terminate only in respect of the part so taken or conveyed as of the day possession shall be taken by such authority. If more than 25% of the Floor Space of the Building shall be so taken or conveyed, this Lease shall terminate only in respect of the part so taken or conveyed as of the day possession shall be taken by such authority, but either party shall have the right to terminate this Lease upon notice given to the other party within 30 days after such taking possession. If so much of the parking facilities shall be so taken or conveyed that the number of parking spaces necessary, in Landlord's judgment, for the continued operation of the Building shall not be available, Landlord shall, by notice to Tenant, terminate this Lease as of the day possession shall be taken. If this Lease shall continue in effect as to any portion of the Demised Premises not so taken or conveyed, the Rent shall be computed as of the day possession shall be taken on the basis of the remaining Floor Space of the Building. Except as specifically provided herein, in the event of any such taking or conveyance there shall be no reduction in Rent. If this Lease shall continue in effect, Landlord shall, at its expense, but shall be obligated only to the extent of the net award or other compensation (after deducting all expenses in connection with obtaining same) available to Landlord for the improvements taken or conveyed (excluding any award or other compensation for land or for the unexpired portion of the term of any Superior Lease), make all necessary alterations so as to constitute the remaining Building a complete architectural and tenantable unit, except for the Tenants' property, and Tenant shall make all alterations or replacements to the Tenant's Property and decorations in the Demised Premises. All awards and compensation for any taking or conveyance, whether for the whole or a part of the Land or Building, shall be property of Landlord, and Tenant hereby assigns to Landlord all of Tenant's right, title and interest in and to any and all such awards and compensation, including, without limitation, any award or compensation for the value of the unexpired portion of the Term. Tenant shall be entitled to claim, prove and receive in the condemnation proceeding such award or compensation as may be allowed for the Tenant's property and for loss of business, good will, and depreciation or injury to and cost of removal of the Tenant's property, but only if such award or compensation shall be made by the condemning authority in addition to, and shall not result in a reduction of, the award or compensation made by it to Landlord.

         22.02. If the temporary use or occupancy of all or any part of the Demised Premises shall be taken during the Term, Tenant shall be entitled, except as hereinafter set forth, to receive that portion of the award or payment for such taking which represents compensation for the use and occupancy of the Demised Premises, for the taking of the Tenant's Property and for moving expenses, and Landlord shall be entitled to receive that portion which represents reimbursement for the cost of restoration of the Demised Premises. This Lease shall be and remain unaffected by such taking and Tenant shall continue responsible for all of its obligations hereunder insofar as such obligations are not affected by such taking and shall continue to pay the Rent in full when due. If the period of temporary use or occupancy shall extend beyond the Expiration Date, that part of the award or payment which represents compensation for the use and occupancy of the Demised Premises (or a part thereof) shall be divided between Landlord and Tenant so that Tenant shall receive (except as otherwise provided below) so much thereof as represents compensation for the period up to and including the Expiration Date and Landlord shall receive so much thereof as represents compensation for the period after the Expiration Date. All monies to be paid to Tenant as, or as part of, an award or payment for temporary use and occupancy for a period beyond the date to which the Rent has been paid shall be received, held and applied by the first Superior Mortgagee (or if there is no Superior Mortgagee, by Landlord as a trust fund) for payment of the Rent becoming due hereunder.

                             ARTICLE 23 - SURRENDER

         23.01. On the Expiration Date, or upon any earlier termination of this Lease, or upon any re-entry by Landlord upon the Demised Premises, Tenant shall quit and surrender the Demised Premises to Landlord "broom-clean" and in good order, condition and repair, except for ordinary wear and tear and such damage or destruction as Landlord is required to repair or restore under this Lease, and Tenant shall remove all of Tenant's property therefrom except as otherwise expressly provided in this Lease.

         23.02. If Tenant remains in possession of the Demised Premises after the expiration of the Term, Tenant shall be deemed to be occupying the Demised Premises as a tenant from month to month at the sufferance of Landlord subject to all of the provisions of this Lease, except that the monthly Fixed Rent shall be twice the Fixed Rent in effect during the last month of the Term. Notwithstanding the foregoing, in the event Landlord and Tenant are negotiating in good faith for a renewal/extension of the Term, such doubling of the Fixed Rent shall not be imposed for the first thirty (30) days following the expiration of the Term.

         23.03. No act or thing done by Landlord or its agents shall be deemed an acceptance of a surrender of the Demised Premises, and no agreement to accept such surrender shall be valid unless in writing and signed by Landlord.

                      ARTICLE 24 - CONDITIONS OF LIMITATION

         24.01. This Lease is subject to the limitation that whenever Tenant or any Guarantor (a) shall make an assignment for the benefit of creditors, or (b) shall commence a voluntary case or have entered against it an order for relief under any chapter of the Federal Bankruptcy Code (Title 11 of the United States
Code) or any similar order or decree under any federal or state law, now in existence, or hereafter enacted having the same general purpose, and such order or decree shall have not been stayed or vacated within 30 days after entry, or
(c) shall cause, suffer, permit or consent to the appointment of a receiver, trustee, administrator, conservator, sequestrator, liquidator or similar official in any federal, state or foreign judicial or nonjudicial proceeding, to hold, administer and/or liquidate all or substantially all of its assets, and such appointment shall not have been revoked, terminated, stayed or vacated and such official discharged of his duties within 30 days of his appointment then Landlord, at any time after the occurrence of any such event, may give Tenant a notice of intention to end the Term at the expiration of five (5) days from the date of service of such notice of intention, and upon the expiration of said five (5) day period, whether or not the Term shall theretofore have commenced, this Lease shall terminate with the same effect as if that day were the expiration date of this Lease, but Tenant shall remain liable for damages as provided in Article 26.

         24.02. This Lease is subject to the further limitations that: (a) if Tenant shall default in the payment of any Rent, and such default shall continue for five (5) days after notice or (b) if Tenant shall, whether by action or inaction, be in default of any of its obligations under this Lease (other than a default in the payment of Rent) and such default shall continue and not be remedied within fifteen (15) days after Landlord shall have given to Tenant a notice specifying the same, or, in the case of a default which cannot with due diligence be cured within a period of fifteen (15) days and the continuance of which for the period required for cure will not subject Landlord or any Superior Lessor or prosecution for a crime (as more particularly described in the last sentence of Section 11.02) or termination of any Superior Lease or foreclosure of any Superior Mortgage, if Tenant shall not, (i) within said fifteen (15) day period advise Landlord of Tenant's intention to take all steps necessary to remedy such default, (ii) duly commence within said fifteen
(15) day period, and thereafter diligently prosecute to completion all steps necessary to remedy the default, and (iii) complete such remedy within a reasonable time after the date of said notice by Landlord, or (c) if any event shall occur or any contingency shall arise whereby this Lease would, by operation of law or other-wise, devolve upon or pass to any person, firm or corporation other than Tenant, except as expressly permitted by Article 10, or
(d) if Tenant shall vacate or abandon the Demised Premises, then in any of said cases Landlord may give to Tenant a notice of intention to end the Term at the expiration of ten (10) days from the date of the service of such notice of intention, and upon the expiration of said ten (10) days, whether or not the Term shall theretofore have commenced, this Lease shall terminate with the same effect as if that day were the expiration date of this Lease, but Tenant shall remain liable for damages as provided in Article 26.

                        ARTICLE 25 - RE-ENTRY BY LANDLORD

         25.01. If Tenant shall default in the payment of any Rent, and such default shall continue for ten (10) days after notice, or if this Lease shall terminate as provided in Article 24, Landlord or Landlord's agents and employees may immediately or at any time thereafter re-enter the Demised Premises, or any part thereof, either by summary dispossess proceedings or by any suitable action or proceeding at law without being liable to indictment, prosecution or damages therefor, and may repossess the same, and may remove any Person therefrom, to the end that Landlord may have, hold and enjoy the Demised Premises. The word "re-enter," as used herein, is not restricted to its technical legal meaning. If this Lease is ' terminated under the provisions of Article 24, or if Landlord shall re-enter the Demised Premises under the provisions of this Article 25, or in the event of the termination of this Lease, or of re-entry, by or under any summary dispossess or other proceedings or action or any provision of law by reason of default hereunder on the part of Tenant, Tenant shall thereupon pay to Landlord the Rent payable up to the time of such termination of this Lease, or of such recovery of possession of the Demised Premises by Landlord, as the case may be, and shall also pay to Landlord damages as provided in Article 26.

         25.02. In the event of a breach or threatened breach by Tenant of any of its obligations under this Lease, Landlord shall also have the right of injunction. The special remedies to which Landlord may resort hereunder are cumulative and are not intended to be exclusive of any other remedies to which Landlord may lawfully be entitled at any time and Landlord may invoke any remedy allowed at law or in equity as if specific remedies were not provided for herein.

         25.03. If this Lease shall terminate under the provisions of Article 24, or if Landlord shall re-enter the Demised Premises under the provisions of this Article 25, or in the event of the termination of this Lease, or of re-entry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Landlord shall be entitled to retain all monies, if any, paid by Tenant to Landlord, whether as Advance Rent, security or otherwise, but such monies shall be credited by Landlord against any Rent due from Tenant at the time of such termination or re-entry or, at Landlord's option, against any damages payable by Tenant under Article 26 or pursuant to law.

                              ARTICLE 26 - DAMAGES

         26.01. If this Lease is terminated under the provisions of Article 24, or if Landlord shall re-enter the Demised Premises under the provisions of
Article 25, or in the event of the termination of this Lease, or of re-entry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Tenant shall pay as Additional Charges to Landlord, at the election of Landlord, either or any combination of:

         (a) a sum which at the time of such termination of this Lease or at the time of any such re-entry by Landlord, as the case may be, represents the then value of the excess, if any, of (i) the aggregate amount of the Rent which would have been payable by Tenant (conclusively presuming the average monthly Additional Charges to be the same as were the average monthly Additional Charges payable for the year, or if less than 365 days have then elapsed since the Commencement Date, the partial year, immediately preceding such termination or re-entry) for the period commencing with such earlier termination of this Lease or the date of any such re-entry, as the case may be, and ending with the Expiration Date, over (ii) the aggregate rental value of the Demised Premises for the same period; or

         (b) sums equal to the Fixed Rent and the Additional Charges which would have been payable by Tenant had this Lease not so terminated, or had Landlord not so re-entered the Demised Premises, payable upon the due dates therefor specified herein following such termination or such re-entry and until the Expiration Date, provided, however, that if Landlord shall relet the Demised Premises during said period, Landlord shall credit Tenant with the net rents received by Landlord from such reletting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such reletting the expenses incurred or paid by Landlord in terminating this Lease or in re-entering the Demised Premises and in securing possession thereof, as well as the expenses of reletting, including, without limitation, altering and preparing the Demised Premises for new tenants, brokers' commissions, legal fees, and all other expenses properly chargeable against the Demised Premises and the rental therefrom, it being understood that any such reletting may be for a period shorter or longer than the period ending on the Expiration Date; but in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder, nor shall Tenant be entitled in any suit for the collection of damages pursuant to this subdivision (b) to a credit in respect of any rents from a reletting, except to the extent that such net rents are actually received by Landlord. If the Demised Premises or any part thereof should be relet in combination with other space, then proper apportionment on a square foot basis shall be made of the rent received from such reletting and of the expenses of reletting; or

         (c) a sum which at the time of such termination of this Lease or at the time of any such re-entry by Landlord, as the case may be, represents the aggregate amount of the Rent which would have been payable by Tenant (conclusively presuming the average monthly Additional Charges to be the same as were the average monthly Additional Charges payable for the year, or if less than 365 days have then elapsed since the Commencement Date, the partial year, immediately preceding such termination or re-entry) for the period commencing with such earlier termination of this Lease or the date of any such re-entry, as the case may be, and ending with the Expiration Date; provided, however, that if Landlord shall relet the Demised Premises during said period, Landlord shall credit Tenant with the net rents received by Landlord from such reletting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such reletting the expenses incurred or paid by Landlord in terminating this Lease or in re-entering the Demised Premises and in securing possession thereof, as well as the expenses of reletting, including, without limitation, altering and preparing the Demised Premises for new tenant's, brokers' commissions, legal fees, and all other expenses properly chargeable against the Demised Premises and the rental therefrom, it being understood that any such reletting may be for a period shorter or longer than the period ending on the Expiration Date; but in no event shall Landlord have to account to Tenant for any rents in excess of the total damages recovered by Landlord hereunder, nor shall Tenant be entitled in any suit for the collection of damages pursuant to this subdivision (c) to a credit in respect of any rents from a reletting, except to the extent that such net rents are actually received by Landlord. If the Demised Premises or any part thereof should be relet in combination with other space, then proper apportionment on a square foot basis shall be made of the rent received from such reletting and of the expenses of reletting.

If the Demised Premises or any part thereof be relet by Landlord before presentation of proof of such damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall, prima facie, be the fair and reasonable rental value for the Demised Premises, or part thereof, so relet during the term of the reletting. Landlord shall not be liable in any way whatsoever for its failure to relet the Demised Premises or any part thereof, or if the Demised Premises or any part thereof are relet, for its failure to collect the rent under such reletting, and no such failure to relet or failure to collect rent shall release or affect Tenant's liability for damages or otherwise under this Lease. Without limiting the foregoing Landlord agrees to mitigate its damages by attempting to relet in its ordinary course of business.

         26.02. Suit or suits for the recovery of such damages or, any installments thereof, may be brought by Landlord at any time and from time to time at its election, and nothing contained herein shall be deemed to require

Landlord to Postpone suit until the date when the Term would have expired if it had not been so terminated under the provisions of Article 24, or under any provision of law, or had Landlord not re-entered the Demised Premises. Nothing herein contained shall be construed to limit or preclude recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant. Nothing herein contained shall be construed to limit or prejudice the right of Landlord to prove for and obtain as damages by reason of the termination of this Lease or re-entry of the Demised Premises for the default of Tenant under this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time, whether or not such amount be greater than, equal to, or less than any of the sums referred to in Section 26.01.

         26.03. In addition, if this Lease is terminated under the provisions of
Article 24, or if Landlord shall re-enter the Demised Premises under the provisions of Article 25, Tenant covenants that: (a) the Demised Premises then shall be in the same condition as that in which Tenant has agreed to surrender the same to Landlord at the Expiration Date; (b) Tenant shall have performed prior to any such termination any obligation of Tenant contained in this Lease for the making of any alteration or for restoring or rebuilding the Demised Premises or the Building, or any part thereof; and (c) for the breach of any covenant of Tenant set forth above in this Section 26.03, Landlord shall be entitled immediately, without notice or other action by Landlord, to recover, and Tenant shall pay, as and for liquidated damages therefor, the cost of performing such covenant (as estimated by an independent contractor selected by Landlord).

         26.04. In addition to any other remedies Landlord may have under this Lease, and without reducing or adversely affecting any of Landlord's rights and remedies under this Article 26, if any Rent or damages payable hereunder by Tenant to Landlord are not paid within five (5) days after demand therefor, the same shall bear interest at the Late Payment Rate or the maximum rate permitted by law, whichever is less, from the due date thereof until paid, and the amounts of such interest shall be Additional Charges hereunder.

                        ARTICLE 27 - AFFIRMATIVE WAIVERS

         27.01. Tenant, on behalf of itself and any and all persons claiming through or under Tenant, does hereby waive and surrender all right and privilege which it, they or any of them might have under or by reason of any present or future law, to redeem the Demised Premises or to have a continuance of this Lease after being dispossessed or ejected from the Demised Premises by process of law or under the terms of this Lease or after the termination of this Lease as provided in this Lease.

         27.02. Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, and Tenant's use or occupancy of the

Demised Premises including, without limitation, any claim of injury or damage, and any emergency and other statutory remedy with respect thereto. Tenant shall not interpose any counterclaim of any kind in any action or proceeding commenced by Landlord to recover possession of the Demised Premises.

                             ARTICLE 28 - NO WAIVERS

         28.01. The failure of either party to insist in any one or more instances upon the strict performance of any one or more of the obligations of this Lease, or to exercise any election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Lease or of the right to exercise such election, but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. The receipt by Landlord of Fixed Rent or Additional Charges with knowledge of breach by Tenant of any obligation of this Lease shall not be deemed a waiver of such breach.

                      ARTICLE 29 - CURING TENANT'S DEFAULTS

         29.01. If Tenant shall default in the performance of any of Tenant's obligations under this Lease, Landlord, without thereby waiving such default, may (but shall not be obligated to) perform the same for the account and at the expense of Tenant, without notice in a case of emergency, and in any other case only if such default continues after the expiration of fifteen (15) days from the date Landlord gives Tenant notice of the default. Bills for any expenses incurred by Landlord in connection with any such performance by it for the account of Tenant, and bills for all costs, expenses and disbursements of every kind and nature whatsoever, including reasonable attorneys' fees and expenses, involved in collecting or endeavoring to collect the Rent or any part thereof or enforcing or endeavoring to enforce any rights against Tenant or Tenant's obligations hereunder, under or in connection with this Lease or pursuant to law, including any such cost, expense and disbursement involved in instituting and prosecuting summary proceedings or in recovering possession of the Demised Premises after default by Tenant or upon the expiration of the Term or sooner termination of this Lease, and interest on all sums advanced by Landlord under this Article at the rate of three percent (3%) per month or the maximum rate permitted by law, whichever is less, may be sent by Landlord to Tenant monthly, or immediately, at Landlord's option, and such amounts shall be due and payable in accordance with the terms of such bills.

                               ARTICLE 30 - BROKER

         30.01. Landlord and Tenant represent that no broker except the Broker was instrumental in bringing about or consummating this Lease and Tenant represents that it had no conversations or negotiations with any broker except the Broker concerning the leasing of the Demised Premises. Each party agrees to indemnify and hold harmless the other against and from any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including, without limitation, attorneys' fees and expenses, arising out of any conversations or negotiations had by itself with any broker other than the Broker. Landlord shall pay any brokerage commissions due the Broker pursuant to a separate agreement between Landlord and the Broker.

                              ARTICLE 31 - NOTICES

         31.01. Any notice, statement, demand, consent, approval or other communication required or permitted to be given, rendered or made by either party to the other, pursuant to this Lease or pursuant to any applicable Legal Requirement, shall be in writing and shall be deemed to have been properly given, rendered or made only if hand delivered or sent by United States registered or certified mail, return receipt requested, addressed to the other party at the address hereinabove set forth (except that after the Commencement Date, Tenant's address, unless Tenant shall give notice to the contrary, shall be the Building) as to Landlord, to the attention of General Counsel with a concurrent Notice to the attention of Controller, and shall be deemed to have been given, rendered or made on the second day after the day so mailed, unless mailed outside the State of New Jersey, in which case it shall be deemed to have been given, rendered or made on the third business day after the day so mailed. Either party may, by notice as aforesaid, designate a different address or addresses for notices, statements, demands, consents, approvals or other communications intended for it.

                       ARTICLE 32 - ESTOPPEL CERTIFICATES

         32.01. Each party shall, at any time and from time to time, as requested by the other party, upon not less than ten (10) days' prior notice, execute and deliver to the requesting party a statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), certifying the dates to which the Fixed Rent and Additional Charges have been paid, stating whether or not, to the best knowledge of the party giving the statement, the requesting party is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default of which the party giving the statement shall have knowledge, and stating whether or not, to the best knowledge of the party giving the statement, any event has occurred which with the giving of notice or passage of time, or both, would constitute such a default of the requesting party, and, if so, specifying each such event; any such statement delivered pursuant hereto shall be deemed a representation and warranty to be relied upon by the party requesting the certificate and by others with whom such party may be dealing, regardless of independent investigation. Tenant also shall include in any such statement such other information concerning this Lease as Landlord may reasonably request.

                            ARTICLE 33 - ARBITRATION

         33.01. Landlord may at any time request arbitration, and Tenant may at any time when not in default in the payment of any Rent request arbitration, of any matter in dispute in the charge or collection of Additional Charges. The party requesting arbitration shall do so by giving notice to that effect to the other party, specifying in said notice the nature of the dispute, and said dispute shall be determined in Newark, New Jersey, by a single arbitrator, in accordance with the rules then obtaining of the American Arbitration Association (or any organization which is the successor thereto). The award in such arbitration may be enforced on the application of either party by the order or judgment of a court of competent jurisdiction. The fees and expenses of any arbitration shall be borne by the parties equally, but each party shall bear the expense of its own attorneys and experts and the additional expenses of presenting its own proof. If Tenant gives notice requesting arbitration as provided in this Article, Tenant shall simultaneously serve a duplicate of the notice on each Superior Mortgagee and Superior Lessor whose name and address shall previously have been furnished to Tenant, and such Superior Mortgagees and Superior Lessor shall have the right to participate in such arbitration.

                        ARTICLE 34 - MEMORANDUM OF LEASE

         34.01. Tenant shall not record this Lease. However, at the request of either party, the other shall promptly execute, acknowledge and deliver to Landlord a memorandum of lease in respect of this Lease sufficient for recording. Such memorandum shall not be deemed to change or otherwise affect any of the obligations or provisions of this Lease. Whichever party records such memorandum of Lease shall pay all recording costs and expenses, including any taxes that are due upon such recording.

                           ARTICLE 35 - MISCELLANEOUS

         35.01. Tenant expressly acknowledges and agrees that Landlord has not made and is not making, and Tenant, in executing and delivering this Lease, is not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this Lease or in any other written agreement(s) which may be made between the parties concurrently with the execution and delivery of this Lease. All understandings and agreements heretofore had between the parties are merged in this Lease and any other written agreement(s) made concurrently herewith, which alone fully and completely express the agreement of the parties and which are entered into after full investigation. Neither party has relied upon any statement or representation not embodied in this Lease or in any other written agreement(s) made concurrently herewith.

         35.02. No agreement shall be effective to change, modify, waive, release, discharge, terminate or effect an abandonment of this Lease, in whole or in part, unless such agreement is in writing, refers expressly to this Lease and is signed by the party against whom enforcement of the change, modification, waiver, release, discharge, termination or effectuation of abandonment is sought.

         35.03. If Tenant shall at any time request Landlord to sublet or let the Demised Premises for Tenant's account, Landlord or its agent is authorized to receive keys for such purposes without releasing Tenant from any of its obligations under this Lease, and Tenant hereby releases Landlord of any liability for loss or damage to any of the Tenant's Property in connection with such subletting or letting.

         35.04. Except as otherwise expressly provided in this Lease, the obligations under this Lease shall bind and benefit the successors and assigns of the parties hereto with the same effect as if mentioned in each instance where a party is named or referred to; provided, however, that (a) no violation of the provisions of Article 10 shall operate to vest any rights in any successor or assignee of Tenant and (b) the provisions of this Section 35.04 shall not be construed as modifying the conditions of limitation contained in
Article 24.

         35.05. Except for Tenant's obligations to pay Rent, the time for Landlord or Tenant, as the case may be, to perform any of its respective obligations hereunder shall be extended if and to the extent that the performance thereof shall be prevented due to any strikes, lockouts, civil commotions, warlike operations, invasions, rebellions, hostilities, military or usurped power, governmental regulations or controls, inability to obtain labor or materials despite due diligence, acts of God, or other causes beyond the control of the party whose performance is required. Except as expressly provided to the contrary, the obligations of Tenant hereunder shall not be affected, impaired or excused, nor shall Landlord have any liability whatsoever to Tenant,
(a) because Landlord is unable to fulfill, or is delayed in fulfilling, any of its obligations under this Lease due to any of the matters set forth in the first sentence of this Section 35.05, or (b) because of any failure or defect in the supply, quality or character of electricity, water or any other utility or service furnished to the Demised Premises for any reason beyond Landlord's reasonable control.

         35.06. Any liability for payments hereunder (including, without limitation, Additional Charges) shall survive the expiration of the Term or earlier termination of this Lease.

         35.07. If Tenant shall request Landlord's consent and Landlord shall fail or refuse to give such consent, Tenant shall not be entitled to any damages for any withholding by Landlord of its consent; Tenant's sole remedy shall be an action for specific performance or injunction, and such remedy shall be available only in those cases where Landlord has expressly agreed in writing not to unreasonably withhold or delay its consent or where as a matter of law Landlord may not unreasonably withhold its consent.

         35.08. If an excavation shall be made upon land adjacent to or under the Building, or shall be authorized to be made, Tenant shall afford to the Person causing or authorized to cause such excavation, license to enter the Demised Premises for the purpose of performing such work as said Person shall reasonably deem necessary or desirable to preserve and protect the Building from injury or damage and to support the same by proper foundations, without any claim for damages or liability against Landlord and without reducing or otherwise affecting Tenant's obligations under this Lease.

         35.09. Tenant shall not exercise its rights under Article 14 or any other provision of this Lease in a manner which would violate Landlord's union contracts or create any work stoppage, picketing labor disruption or dispute or any interference with the business of Landlord.

         35.10. Tenant shall give prompt notice to Landlord of (a) any occurrence in or about the Demised Premises for which Landlord might be liable,
(b) any fire or other casualty in the Demised Premises, (c) any damage to or defect in the Demised Premises, including the fixtures and equipment thereof, for the repair of which Landlord might be responsible, and (d) any damage to or defect in any part of the Building's sanitary, electrical, heating, ventilating, air-conditioning, elevator or other systems located in passing through the Demised Premises or any part thereof.

         35.11. This Lease shall be governed by and construed in accordance with the laws of the State of New Jersey. If any provision of this Lease shall, be invalid or unenforceable, the remainder of this Lease shall not be affected and shall be enforced to the extent permitted by law. The table of contents, captions, headings and titles in this Lease are solely for convenience of reference and shall not affect its interpretation. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. If any words or phrases in this Lease shall have been stricken out or otherwise eliminated, whether or not any other words or phrases have been added, this Lease shall be construed as if the words or phrases so stricken out or otherwise eliminated were never included in this Lease and no implication or inference shall be drawn from the fact that said words or phrases were so stricken out or otherwise eliminated. Each covenant, agreement, obligation or other provision of this Lease on Tenant's part to be performed, shall be deemed and construed as a separate and independent covenant of Tenant, not dependent on any other provision of this Lease. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

         35.12. Within thirty (30) days of each anniversary date of this Lease, Tenant shall annually furnish to Landlord a copy of its then current audited financial statement which shall be employed by Landlord for purposes of financing the Demised Premises and not distributed otherwise without prior authorization of Tenant. Any material adverse change of Tenant's financial condition shall be furnished to Landlord in writing forthwith and without request by Landlord for same.

         35.13. (i) At least ninety (90) days prior to Tenant's termination of its lease, and any extensions thereof, Tenant agrees to seek a determination from the New Jersey Department of Environmental Protection and Energy ("NJDEPE") in the form of a Letter of Non-applicability ("LNA"), that the New Jersey Industrial Recovery Act, N.J.S.A. 13:1K-6 et seq. ("ISRA"), is inapplicable to the Tenant's cessation of operations and termination of its lease. In the event that the Tenant obtains an LNA from the NJDEPE pursuant to this subsection, Landlord agrees to accept an LNA in full and complete satisfaction of the obligations of this subsection. Tenant represents, warrants, and covenants that any information contained in any application for an LNA submitted pursuant to this subsection is true and complete. Tenant represents that the Standard Industrial Classification (SIC) number applicable to Tenant's operations is ________________ and would not subject this transaction to the requirements of ISRA.

         (ii) In the event that an LNA is denied by NJDEPE, notice of such denial will be given to Landlord within two (2) business days of Tenant's receipt of NJDEPE's denial of the LNA. Tenant shall satisfy its obligations under ISRA prior to its lease termination date: (1) by securing an approval of the Tenant's Negative Declaration; or (2) by securing an approval of the Tenant's Cleanup Plan, and completing the implementation of such Cleanup Plan. Tenant shall bear sole responsibility for any investigation and cleanup costs, fees, penalties, or damages associated with ISRA compliance. In the event that Tenant is unable to complete the its ISRA compliance obligations by the date of its lease termination, Landlord shall continue to provide Tenant with reasonable access to the Demised Premises, provided that any work undertaken by Tenant shall be performed in such a manner as to minimize interference with Landlord's or any other tenant's use of the Demised Premises. However, Landlord reserves its rights to deem Tenant a holdover tenant in the event that Tenant's ISRA compliance unreasonably restricts the Landlord's use of the Demised Premises.

         (iii) Tenant shall provide Landlord with copies of all correspondence, documents and reports, including sampling results submitted to or received compliance with ISRA.

         (iv) Landlord represents that no asbestos containing materials were used in the construction of the Building, and, to the best of its knowledge, no asbestos containing materials are currently in the Building.

         IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the day and year first above written.

                                         HARTZ MOUNTAIN INDUSTRIES, INC.
                                                                 ("Landlord")


                                    By:  /s/ Irwin A. Horowitz
                                         ----------------------------------
                                         Irwin A. Horowitz
                                         Executive Vice President
[Corporate Seal]

                                         SLEEPMASTER PRODUCTS COMPANY, L.P.
                                                                 ("Tenant")


                                    By:  /s/ Peter R. Gummet
                                         ----------------------------------
                                         Name:    Peter R. Gummet
[Corporate Seal]                         Title:   Chairman

RIDER TO LEASE DATED OCTOBER 13, 1993, BETWEEN HARTZ MOUNTAIN
INDUSTRIES, INC. , AS LANDLORD AND SLEEPMASTER PRODUCTS COMPANY, L.P., AS
TENANT.

--------------------------------------------------------------------------------



         Rl. If any of the provisions of this Rider shall conflict with any of the provisions, printed or typewritten, of this Lease, such conflict shall resolve in every instance in favor of the provisions of this Rider.

         R2. Provided Tenant is not in default under the Lease, Tenant shall have two (2) options to extend the Term of its lease of the Demised Premises, from the date upon which this Lease would otherwise expire for two (2) extended periods of five (5) years (herein referred to as the "First Extended Period" and the "Second Extended Period" respectively), upon the following terms and conditions:

         1. If Tenant elects to exercise said options, it shall do so by giving notice of such election to Landlord on or before the date which is one (1) year before the beginning of each Extended Period for which the Term is to be extended by the exercise of such option. Tenant agrees that it shall have forever waived its right to exercise each option if it shall fail for any reason whatsoever to give such notice to Landlord by the time provided herein for the giving of such notice, whether such failure is inadvertent or intentional, time being of the essence as to the exercise of such option.

         2. If Tenant elects to exercise either option, the Term shall be automatically extended for the Extended Periods covered by the option so exercised without execution of an extension or renewal lease. However, within ten (10) days after request of either party following the effective exercise of each option, Landlord and Tenant shall execute, acknowledge and deliver to each other duplicate originals of an instrument in recordable form confirming that such option was effectively exercised.

         3. The Extended Periods shall be upon the same terms and conditions as are in effect immediately preceding the commencement of such Extended Period; provided, however, that Tenant shall have no right or option to extend the Term for any period of time beyond the expiration of the Extended Period and, provided further, that in the Extended Periods the Fixed Rent shall be as follows:

                  (a) The Fixed Rent during the First Extended Period shall be equal to the Fixed Rent in effect immediately preceding the First Extended Period, increased (but not decreased) by the percentage increase by which the Consumer Price Index (all items for New York-Northeast New Jersey for Urban
Wage Earners and Clerical Workers, or a successor or substitute index properly adjusted ["CPI"]) last issued prior to the first day of the Extended Period exceeds the CPI issued last preceding the Commencement Date of this Lease or the Fixed Rent per square foot per annum in effect immediately preceding the First Extended Period, whichever is greater.

                  (b) The Fixed Rent during the Second Extend Period shall be at Fair Market Value, but not less than the Fixed Rent in effect during the First Extended Period. Fair Market Value shall be determined by mutual agreement of the parties. If the parties are unable to agree on the Fair Market Value, the parties shall choose a licensed real Estate Appraiser who shall determine the Fair Market Value. The cost of said Real Estate Appraiser shall be borne equally by the parties. If the parties are unable to agree on a licensed Real Estate Appraiser, each party shall select one Appraiser to appraise the Fair Market Value. If the difference between the two appraisals is 20% or less of the lower appraisal then the Fair Market Value shall be the average of the two appraisals. If the difference between the two appraisals is greater than 20% of the lower appraisal, the two Appraisers shall select a third licensed Real Estate Appraiser to appraise the Fair Market Value. The Fair Market Value shall in such case be the average of the three appraisals. The cost of the third appraisal shall be borne equally by the parties. Anything to the contrary contained herein notwithstanding, the Fixed Rent for the Second Extended Period shall not be less than the Fixed Rent in effect for the First Extended Period.

         4. Any termination, expiration, cancellation or surrender of this Lease shall terminate any right or option for the Extended Period not yet exercised.

         5. Landlord shall have the right, for thirty (30) days after receipt of notice of Tenant's election to exercise any option to extend the Term, to reject Tenant's election if Tenant gave such notice while Tenant was in default in the performance of any of its obligations under the Lease, and such rejection shall automatically render Tenant's election to exercise such option null and void and of no effect.

         6. The option provided herein to extend the Term of the Lease may not be severed from the Lease or separately sold, assigned or otherwise transferred.

         R3. Tenant agrees that it shall use its best efforts to deliver the Security Deposit as soon as possible following the date hereof, and in the event the Security Deposit is not received by Landlord within seven (7) days of execution of this Lease, Landlord may terminate this Lease upon notice to Tenant.

                                         HARTZ MOUNTAIN INDUSTRIES, INC.
                                                                 ("Landlord")


                                    By:  /s/ Irwin A. Horowitz
                                         ----------------------------------
                                         Irwin A. Horowitz
                                         Executive Vice President
[Corporate Seal]

                                         SLEEPMASTER PRODUCTS COMPANY, L.P.
                                                              ("Tenant")


                                    By:  /s/ Peter R. Gummet
                                         ----------------------------------
                                         Name:    Peter R. Gummet
[Corporate Seal]                         Title:   Chairman

                                                                October 13, 1993

                                   Workletter

                          Sleepmaster Products Co. L.P.

         The following represents Landlord's work to be done at no additional cost to tenant.

A.       1.       Construct up to 10,000 s.f. of office space (inclusive of
                  existing offices) pursuant to the attached office sketch and attached standard office specifications; bathrooms for 20 women and 15 men will be provided in the office area. (The parties acknowledge that the attached office sketch is subject to modification in accordance with the foregoing obligations.)

         2. Install gas heat in warehouse areas (either Dravo floor mounted or gas fired unit heaters). If tenant elects to install the heating system, a credit of $160,000 will be issued against fixed rent, provided tenant elects to do so by notice to Landlord within 10 days hereof.

         3. Install 3 additional dock height loading doors and 1 drive-in door on the east wall of the building; this work includes
                  8' x 10' loading dock doors with dock seals and surface mounted levelers along with the associated regrading. The drive-in door will be 10' wide x 12' high.

         4. Remove expansion bolts and piping in floor, refurbish the existing holes created by this removal, remove the existing fencing.

         5.       Repair existing roof leaks, if any.

         Landlord is budgeting $280,000 for the work contained in A.1. In the event modifications are made by Tenant which reduce or increase the overall $280,000 budget, such reduction or increase shall be adjusted between the parties.

         The following represents additional Landlord's work to be performed and paid for by tenant on the commencement date.

B. Construct one (1) 20' x 30' open office and one (1) 20' x 40' open shop within the warehouse, contiguous to each other. Walls will be 10' high and all finishes and electric are to be Landlord's standard. Provide one (1) through the wall HVAC unit. A single men's and ladies' room will be adjacent to this area, which will consist of one (1) water closet, one (1) urinal and one (1) sink for the men; two (2) water closets and one (1) Sink for the women, and one drinking fountain. Location to be at Col 6A at an additional cost of $25,000.

         In the event the construction of fixtures in the office space results in a lesser amount of fixtures than required by Code, tenant will be credited with said difference.

C. Landlord will convert dry sprinkler system to a wet sprinkler system of the same density at an additional cost of $23,000.

D. Landlord will change 331 high bay sodium light bulbs to metal halide bulbs on 5' pendants at an additional cost of $67,000.

         In the event that a lesser amount of light bulbs are changed, a resulting credit will be issued.

E. Add 2,000 linear feet of 6' high fencing, with barbed wire on top, at the perimeter of the building; moving gates and guard shack towards the street; running electric connection to the guard shack and gates at an additional cost of $19,000.

Sleepmaster Products Co. L.P.
Page 2


         In the event the warehouse area is not Ready for Occupancy on or before December 1, 1993, Tenant shall receive a one day abatement of Fixed Rent for each day beyond December 1, 1993 until the warehouse area is Ready for Occupancy, provided such delay is not caused by Tenant. In the event the office area is not Ready for Occupancy on or before January 15, 1994, Tenant shall receive a one day abatement of Fixed Rent for each day beyond January 15, 1994 until the office area is Ready for Occupancy, provided such delay is not caused by Tenant, and provided further that there shall be no "double-counting" of the Fixed Rent abatements.

         Landlord represents that the ventilation system shall be sufficient to deliver outside air to meet code requirements for human occupancy, it being expressly acknowledged that any ventilation air requirement required to support Tenant's manufacturing operation is the Tenant's responsibility.

                                                                       EXHIBIT A


                  [JOHN ZANETAKOS ASSOCIATES, INC. LETTERHEAD]


                                                                October 13, 1993

                                                           Job No. 7509-20 - BDC


Deed description of a parcel of land situated along the southerly line of Lower Road at the municipal boundary line between the City of Rahway and the City of Linden, in the City of Linden, Union County, New Jersey.

Beginning at a point on the southerly side of Lower Road, said point being the following two (2) courses from the point of intersection of the southerly side of Barnett Street with the easterly side of Wall Street (50' wide).

         a. N 72 degrees 57' 30" E 477.58 feet to a point; thence

         b. N 22 degrees 45' 00" E 2.28 feet to the point of beginning and running; thence

1. N 72 degrees, 57' 30" E 340.37 feet along the southerly side of Lower Road to a point; thence

2.       S 04 degrees 01' 00"  W 633.37 feet to a point; thence

3.       S 05 degrees 13' 00"  W 677.64 feet to a point; thence

4.       N 70 degrees 04' 30"  W 222.78 feet to a point; thence

5.       N 71 degrees 37' 00"  W 304.10 feet to a point; thence

6. N 04 degrees 54' 30" E 467.93 feet to a point on the municipal boundary line between the City of Linden and the City of Rahway; thence

7. N 22 degrees 45' 00" E 616.85 feet along said municipal boundary line between the City of Rahway and the City of Linden to the point of beginning.

Containing 12.324 acres.

Subject to all easements, right of ways and agreements of record.

Subject to such statement of facts that an accurate title search may disclose.

Deed description refers to map entitled, "Map of Property of Lot 7, Block 581 prepared for Hartz Mountain Industries, Inc.," prepared by John Zanetakos Associates, Inc. dated November 13, 1989 and revised February 1, 1992.

                                    EXHIBIT D

                              RULES AND REGULATIONS

         1. The rights of each tenant in the entrances, corridors, elevators and escalators servicing the Building are limited to ingress and egress from such tenant's premises for the tenant and its employees, licensees and invitees, and no tenant shall use, or permit the use of, the entrances, corridors, escalators or elevators for any other purpose. No tenant shall invite to the tenant's premises, or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of any of the plazas, entrances, corridors, escalators, elevators and other facilities of the Building by any other tenants. Fire exits and stairways are for emergency use only, and they shall not be used for any other purpose by the tenants, their employees, licensees or invitees. No tenant shall encumber or obstruct, or permit the encumbrance or obstruction of, any of the sidewalks, plazas, entrances, corridors, escalators, elevators, fire exits or stairways of the Building. Landlord reserves the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

         2. Landlord may refuse admission to the Building outside of Business Hours on Business Days to any person not known to the watchman in charge, or not having a pass issued by Landlord or the tenant whose premises are to be entered, or not otherwise properly identified, and Landlord may require all persons admitted to or leaving the Building outside of Business Hours on Business Days to provide appropriate identification. Tenant shall be responsible for all persons for whom it issues any such pass and shall be liable to Landlord for all acts or omissions of such persons. Any person whose presence in the Building at any time shall, in the judgment of Landlord, be prejudicial to the safety, character or reputation of the Building or of its tenants may be denied access to the Building or may be ejected therefrom. During any invasion, riot, public excitement or other commotion, Landlord may prevent all access to the Building by closing the doors or otherwise for the safety of the tenants and protection of property in the Building.

         3. The cost of repairing any damage to the public portions of the Building or the public facilities or to any facilities used in common with other tenants, caused by a tenant or its employees, licensees or invitees, shall be paid by such tenant.

         4. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens shall be attached to or hung in, or be used in connection with, any window or door of the premises of any tenant, without the prior written consent of landlord. Such curtains, blinds, shades or screens must be of a quality, type, design and color, and attached in the manner approved by Landlord.


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
         5. No lettering, sign, advertisement, notice or object shall be displayed in or on the windows or doors, or on the outside of any tenant's premises, or at any point inside any tenant's premises where the same might be visible outside of such premises, without the prior written consent of Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove the same without any liability, and may charge the expense incurred in such removal to the tenant violating this rule. Interior signs, elevator cab designations and lettering on doors and the Building directory shall, if and when approved by Landlord, be inscribed, painted or affixed for each tenant by Landlord at the expense of such tenant, and shall be of a size, color and style acceptable to Landlord.

         6. The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by any tenant, nor shall any bottles, parcels or other articles be placed on the window sills or on the peripheral air conditioning enclosures, if any.

         7. No showcase or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors or vestibules.

         8. Linoleum, tile or other floor covering shall be laid in a tenant's premises only in a manner first approved in writing by Landlord.

         9. No tenant shall mark, paint, drill into, or in any way deface any part of its premises or the Building. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct.

         10. No bicycles, vehicles, animals, fish or birds of any kind shall be brought into or kept in or about the premises of any tenant of the Building.

         11. No noise, including, but not limited to, music or the playing of musical instruments, recordings, radio or television, which, in the judgment of Landlord, might disturb other tenants in the Building shall be made or permitted by any tenant. Nothing shall be done or permitted in the premises of any tenant which would impair or interfere with the use or enjoyment by any other tenant of any other space in the Building.

         12. No tenant, nor any tenant's contractors, employees, agents, visitors or licensees, shall at any time bring into or keep upon the premises or the Building any inflammable, combustible, explosive or otherwise dangerous fluid, chemical or substance.

         13. Additional locks or bolts of any kind which shall not be operable by the grand master key for the Building shall not be placed upon any of the doors or windows by any tenant, nor shall any changes be made in locks or the mechanism thereof which shall make such locks inoperable by said grand master key. Additional keys for a tenant's premises and toilet rooms shall be procured only from Landlord who may make a reasonable charge therefor. Each tenant shall, upon the termination of its tenancy, turn over to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys furnished by Landlord such tenant shall pay to Landlord the cost thereof.

         14. All removals, or the carrying in or out of any safes, freight, furniture, packages, boxes, crates or any other object or matter of any description, must take place during such hours and in such elevators and in such manner as Landlord or its agent may determine from time to time. The persons employed to move safes and other heavy objects shall be reasonably acceptable to Landlord and, if so required by law, shall hold a master rigger's license. Arrangements will be made by Landlord with any tenant for moving large quantities of furniture and equipment into or out of the Building. All labor and engineering costs incurred by Landlord in connection with any moving specified in this rule shall be paid by Tenant to Landlord on demand.

         15. Landlord reserves the right to inspect all objects and matter to be brought into the Building and to exclude from the Building all objects and matter which violate any of these Rules and Regulations or this Lease. Landlord may require any person leaving the Building with any package or other object or matter to submit a pass, listing such package or object or matter, from the tenant from whose premises the package or object or matter is being removed, but the establishment and enlargement of such requirement shall not impose any responsibility on Landlord for the protection of any tenant against the removal of property from the premises of such tenant. Landlord shall in no way be liable to any tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the premises or the Building under the provisions of this RULE or of RULE 2 hereof.

         16. No tenant shall occupy or permit any portion of its premises to be occupied as an office for a public stenographer or public typist, or for the possession, storage, manufacture, or sale of liquor, narcotics, dope, tobacco in any form, or as a barber, beauty or manicure shop, or as a school. No tenant shall use its premises or any part thereof to be used, for manufacturing, or the sale at retail or auction of merchandise, goods or property of any kind.

         17. Landlord shall have the right to prohibit any advertising or identifying sign by any tenant which, in Landlord's judgment, tends to impair the reputation of the Building or its desirability as a building for others, and upon written notice from Landlord, such tenant shall refrain from and discontinue such advertising or identifying sign.

         18. Landlord shall have the right to prescribe the weight and position of safes and other objects of excessive weight, and no safe or other object whose weight exceeds the lawful load for the area upon which it would stand shall be brought into or kept upon any tenant's premises. If, in the judgment of Landlord, it is necessary to distribute the concentrated weight of any heavy object, the work involved in such distribution shall be done at the expense of the tenant and in such a manner as Landlord shall determine.

         19. No machinery or mechanical equipment other than ordinary portable business machines may be installed or operated in any tenant's premises without Landlord's prior written consent, and in no case (even where the same are of a type so excepted or as so consented to by Landlord) shall any machines or mechanical equipment be so placed or operated as to disturb other tenants; but machines and mechanical equipment which may be permitted to be installed and used in a tenant's premises shall be so equipped, installed and maintained by such tenant as to prevent any disturbing noise, vibration or electrical or other interference from being transmitted from such premises to any other area of the Building.

         20. Landlord, its contractors, and their respective employees, shall have the right to use, without charge therefor, all light, power and water in the premises of any tenant while cleaning or making repairs or alterations in the premises of such tenant.

         21. No premises of any tenant shall be used for lodging or sleeping or for any immoral or illegal purpose.

         22. Canvassing, soliciting and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same.

         23. No tenant shall cause or permit any unusual or objectionable odors to emanate from its premises which would annoy other tenants or create a public or private nuisance. No cooking shall be done in the premises of any tenant except as is expressly permitted in such tenant's Lease.

         24. Nothing shall be done or permitted in any tenant's premises, and nothing shall be brought into or kept in any tenant's premises, which would impair or interfere with any of the Building's services or the proper and economic heating or other servicing of the Building or the premises, or the use or enjoyment by any other tenant of any other premises, nor shall there be installed by any tenant any ventilating, air-conditioning, electrical or other equipment of any kind which, in the judgment of Landlord, might cause any such impairment or interference.

         25. No acids, vapors or other materials shall be discharged or permitted to be discharged into the waste lines, vents or flues of the Building which may damage them. The water and wash closets and other plumbing fixtures in or serving any tenant's premises shall not be used for any purpose other than the purposes for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other foreign substances shall be deposited therein. All damages resulting from any misuse of the fixtures shall be borne by the tenants who, or whose servants, employees, agents, visitors or licensees shall have, caused the same. Any cuspidors or containers or receptacles used as such in the premises of any tenant or for garbage or similar refuse shall be emptied, cared for and cleaned by and at the expense of such tenant.

         26. All entrance doors in each tenant's premises shall be left locked and all windows shall be left closed by the tenant when the tenant's premises are not in use. Entrance doors shall not be left open at any time. Each tenant, before closing and leaving its premises at any time, shall turn out all lights.

         27. Hand trucks not equipped with rubber tires and side guards shall not be used within the Building.

         28. All windows in each tenant's premises shall be kept closed, and all blinds therein above the ground floor shall be lowered as reasonably required because of the position of the sun, during the operation of the Building air-conditioning system to cool or ventilate the tenant's premises.

         29. Landlord reserves the right to rescind, alter or waive any rule or regulation at any time prescribed for the Building when, in its judgment, it deems it necessary, desirable or proper for its best interest and for the best interests of the tenants, and no alteration or waiver of any rule or regulation in favor of one tenant shall operate as an alteration or waiver in favor of any other tenant. Landlord shall not be responsible to any tenant for the non-observance or violation by any other tenant of any of the rules and regulations at any time prescribed for the Building.


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